[GRAPHIC]

2002 SEMI-ANNUAL REPORT

[ICON FUNDS LOGO]

2002
INVESTMENT UPDATE

                                TABLE OF CONTENTS

ABOUT THIS REPORT                                                         2

LETTER TO SHAREHOLDERS AND ADVISERS                                       4

DOMESTIC FUNDS--CONSUMER DISCRETIONARY FUND                               6
                ENERGY FUND                                               9
                FINANCIAL FUND                                           12
                HEALTHCARE FUND                                          15
                INDUSTRIALS FUND                                         18
                INFORMATION TACHNOLOGY FUND                              22
                LEISURE & CONSUMER STAPLES FUND                          25
                MATERIALS FUND                                           29
                TELECOMMUNICATION & UTILITIES FUND                       32

SHORT-TERM FIXED INCOME FUND                                             35

INTERNATIONAL FUNDS--ASIA PACIFIC REGION FUND                            37
                     NORTH EUROPE REGION FUND                            41
                     SOUTH EUROPE REGION FUND                            45

FINANCIAL STATEMENTS                                                     50

FINANCIAL HIGHLIGHTS                                                     58

NOTES TO FINANCIAL STATEMENTS                                            68

ICON FUNDS      ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gains distributions made by a Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from these figures. Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are all subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in a sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small and mid-cap investing, such as limited product lines, less liquidity and small market share.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each benchmark index shown, other than the Morgan Stanley Capital International
(MSCI) indexes, accounts for both change in security price and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. The total return figures for the MSCI indexes assume change in security prices and the deduction of local taxes, but not the reinvestment of any dividends or costs of managing a mutual fund. Individuals cannot invest directly in the indexes.

- The Standard & Poor's SuperComposite 1500 Index (S&P 1500) is a broad-based capitalization-weighted index comprised of stocks of large-cap, mid-cap, and small-cap U.S. companies.
- The capitalization-weighted S&P 1500 Industry Indexes are based on specific industry classifications determined by Standard & Poor's.
- The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small-Cap stocks.
- The New York Stock Exchange (NYSE) Industrials Index is a capitalization-weighted index of industrial stocks designed to measure the performance of the industrial sector of NYSE listed securities.
- The MSCI Europe 15 Index is comprised of stocks traded in Europe's developed markets. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.
- The MSCI Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore.) The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue with a maturity date closest to, but not beyond, three months from the last day of the previous month. The Merrill Lynch 6-Month U.S. Treasury Bill Index consists of a single issue with a maturity date closest to, but not beyond, six months from the last day of the previous month. The Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issues in these indexes are replaced on a monthly basis to maintain the characteristics of each respective index.

Certain of the Fund's performance will no longer be compared to the following indexes, as the indexes discussed above adequately reflect the Fund's investment strategies. For your information, we have included these indexes in this report.

- ICON Financial Fund will no longer be compared to the NYSE Financials Index, a capitalization-weighted index of all financial stocks designed to measure the performance of the financial sector of the NYSE.
- ICON Information Technology Fund will no longer be compared to the Pacific Coast Stock Exchange High Technology Index, a price-weighted index of the top 100 technology stocks, or to the Morgan Stanley High Tech Index, an equal dollar-weighted index of 35 stocks from 9 technology subsectors.
- ICON North Europe Region Fund will no longer be compared to the Bloomberg European 500 Index, a capitalization-weighted index of the 500 largest European companies.

FactSet Research Systems Inc. (FactSet) is the source for the index returns included in this report. FactSet is a provider of financial and economic data to the investment management and banking industries. Through its application software products, FactSet combines databases from multiple sources and integrates them into a single platform.

ICON FUNDS      2002 SEMI ANNUAL REPORT

DEAR SHAREHOLDERS AND ADVISERS:

Thank you for your belief in our Funds and welcome to the many new shareholders receiving a semiannual report for the first time.

The letter in the annual report for the fiscal year ending September 30, 2001 was written amid tremendous economic and political uncertainty. The letter described sector and industry leadership themes over the last couple of years. The letter then concluded with our system's view of what leadership would emerge out of the conditions following the reopening of the market after the terrorist attacks of September 11, 2001:

          "CONSUMER, CYCLICAL AND INDUSTRIAL ISSUES AGAIN APPEAR TO PRESENT GOOD BUYING OPPORTUNITIES. AT THE OTHER EXTREME INDUSTRIES SUCH AS SOFT DRINKS, WATER UTILITIES, PACKAGED FOODS, BREWERS AND FOOD DISTRIBUTORS HAVE ATTRACTED INVESTORS AND NOW APPEAR OVER PRICED."

Our assessment proved accurate. From the market low of September 21, 2001 through March 31, 2002, the broad market, as measured by the S&P 1500, returned 21.24%. The consumer, cyclical and industrial sectors led the rally, as demonstrated by the following table of industry index returns, while soft drinks, water utilities, packaged foods, brewers and food distributors lagged.

[CHART]

TOTAL RETURN SEPTEMBER 21, 2001 THROUGH MARCH 31, 2002

S&P 1500 Homebuilding Index                                               75.79%
S&P 1500 Hotels Index                                                     72.43%
S&P 1500 Homefurnishings Index                                            66.40%
S&P 1500 Auto Parts & Equipment Index                                     62.75%
S&P 1500 Building Products Index                                          45.75%
S&P 1500 Index                                                            21.24%
S&P 1500 Water Utilities Index                                            15.36%
S&P 1500 Soft Drinks Index                                                12.25%
S&P 1500 Packaged Foods Index                                             11.55%
S&P 1500 Food Retailers Index                                              7.84%

     Source: FactSet

The letter concluded:

          "WE SELL INDUSTRIES THAT OUR SYSTEM SHOWS TO BE OVER-PRICED AND BUY ONES THAT APPEAR TO BE ON SALE. IN TIMES OF GREAT UNCERTAINTY, WE BELIEVE IT IS ESPECIALLY IMPORTANT TO STICK WITH OUR QUANTITATIVE VALUATION SYSTEM AND TO AVOID THE TEMPTATION TO LET EMOTION OR CONJECTURE INTERFERE WITH DISCIPLINED METHODOLOGY."

During the difficult aftermath of the terrorist attacks, we continued to adhere to our investment methodology. We also followed the industry weightings dictated by our valuation system without getting distracted by vacillating economic news. We will continue on that course, regardless of the twists and turns we may encounter along the way.

ICON FUNDS           LETTER TO SHAREHOLDERS AND ADVISERS

While economic uncertainty remains, we believe we are in the midst of a rally in anticipation of an economic recovery. The strong consumer, cyclical and industrial leadership is apparent as is evidenced by the following table which shows the rates of return on the nine domestic ICON sector funds from the market low of September 21, 2001 through March 31, 2002. (For rates of returns over additional time periods, see each Fund's report.)

[CHART]

                                ICON SECTOR FUNDS
             TOTAL RETURN SEPTEMBER 21, 2001 THROUGH MARCH 31, 2002

ICON Consumer Discretionary Fund                                          61.36%
ICON Leisure & Consumer Staples Fund                                      55.49%
ICON Materials Fund                                                       44.61%
ICON Industrials Fund                                                     39.09%
ICON Information Technology Fund                                          34.55%
ICON Energy Fund                                                          31.32%
ICON Financial Fund                                                       24.65%
ICON Healthcare Fund                                                      19.71%
ICON Telecommunication & Utilities Fund                                    4.35%
S&P 1500 Index                                                            21.24%

     Source: FactSet

In February, three of the ICON Funds completed a fifth year of operation and now have five-year track records. Four more will attain this status in May. It has been an interesting five years, with many industry and sector leadership changes. We launched the Funds to provide investors with a vehicle to capture industry leadership and market themes through valuation. Not to be confused with simplistic price-to-earnings or price-to-book value ratios, our intrinsic valuation equation is unbiased with regard to industry. Our Funds tilt heavily toward favored industries in each sector. It is our goal to be the premier sector mutual fund company in the market. We believe that the last five years have been a good first step toward that goal.

                                Thank you for choosing the ICON Funds.

                                Very truly yours,

                                /s/ Craig T. Callahan

                                CRAIG T. CALLAHAN D.B.A.

                                TRUSTEE, CHIEF INVESTMENT OFFICER OF THE ADVISER

[PHOTO OF CRAIG T. CALLAHAN]

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON CONSUMER DISCRETIONARY FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Consumer Discretionary Fund outperformed its benchmarks, gaining 45.87% for the six-months ended March 31, 2002. The Fund's primary benchmark, the S&P 1500 Index, returned 12.58% over the same period, while the more narrowly focused S&P 1500 Consumer Discretionary Index gained 24.48%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The sixth months ended March 31, 2002 were dominated by the response to the tragic events of September 11. The investment environment before the start of the period was bleak, and many felt the horrific events of that day would send our economy into a deep recession. Economically sensitive issues such as those in the Fund were sold by investors. The sell-off took equity prices down to levels significantly below fair value based on our valuation model.

Consumer confidence was shaken only momentarily and has proven more resilient as time has passed. Stimulated in part by repeated interest rate cuts, investors rushed back into the stock market and went bargain hunting. The broad market, as measured by the S&P 1500, reflected the buying pressure, rising 12.58% for the period. The narrow Consumer Discretionary sector benefited even more, rising 24.48%. Investors aggressively bid up the very same issues they had earlier sold in what appeared to be recognition that those issues were significantly undervalued.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

The Fund's strong performance relative to its benchmarks was due to a number of factors:

- Within this strong-performing sector, we succeeded in identifying those industries that were the most undervalued.
- Based on our valuation model and relative strength measure, we adjusted the industry weightings of our holdings. These adjustments enabled us to capture more of the upside move in the sector.
- While the Fund had broad industry exposure within the sector, approximately 27% of the Fund was concentrated in the top four performing industries within the S&P Consumer Discretionary Index: homebuilding, computer & electronics retail, home furnishings, and apparel & accessories.

For example, the apparel & accessories industry, along with the closely related apparel retail industry, comprised 1.4% and 2.8% of the Fund at the start of the reporting period. Beginning in mid-November we steadily increased our position in these two industries. Our model indicated that both industries were undervalued and ranked high on our relative strength measure. By the end of the reporting period, the two industries made up almost 21% of the Fund. These industries posted strong performance, as evidenced by the S&P 1500 Apparel & Accessories Index's gain of 48.64% and the S&P 1500 Apparel Retail Index's gain of 41.38% for the period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

The Consumer Discretionary sector has emerged as the strongest sector in the equity market during the past six months. As we look forward to the next six months, we believe the sector remains undervalued. While we cannot predict the future of the U.S. economy, consumer confidence has been steadily rising and homebuilding remains strong. These fundamental underpinnings, combined with a Consumer Discretionary sector that is still undervalued, bode well for this sector.

PORTFOLIO PROFILE                         MARCH 31, 2002 (UNAUDITED)
Equities                                  99.7%
Top 10 Equity Holdings (% of Net Assets)  34.6%
Number of Stocks                          43
Cash Equivalents                           0.0%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                    MARCH 31, 2002 (UNAUDITED)
Michaels Stores Inc                        4.0%
Pacific Sunwear of California Inc          3.9%
Maytag Corp                                3.7%
Hughes Supply Inc                          3.6%
Fossil Inc                                 3.4%
Wet Seal Inc                               3.3%
Insight Enterprises Inc                    3.3%
Polaris Industries Inc                     3.2%
General Motors Corp                        3.1%
JAKKS Pacific Inc                          3.1%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                     MARCH 31, 2002 (UNAUDITED)
Specialty Stores                          15.1%
Apparel Retail                            12.1%
Automobile Manufacturers                  11.0%
Apparel & Accessories                      8.7%
Homebuilding                               8.5%
Auto Parts & Equipment                     7.3%
Leisure Products                           6.3%
Computer & Electronics Retail              5.4%
Home Improvement Retail                    5.4%
Household Appliances                       5.1%
Home Furnishings                           4.3%
Catalog Retail                             3.3%
Department Stores                          3.1%
Tires & Rubber                             2.7%
General Merchandise Stores                 1.4%

[CHART]

GROWTH OF $10,000 INVESTMENT

               ICON CONSUMER            S&P       S&P 1500 CONSUMER
             DISCRETIONARY FUND     1500 INDEX   DISCRETIONARY INDEX
July 9, '97        $10,000            $10,000        $10,000
    9/30/97        $10,970            $10,597        $10,064
   12/31/97        $ 9,810            $10,852        $10,905
    3/31/98        $11,140            $12,321        $12,528
    6/30/98        $10,850            $12,620        $13,414
    9/30/98        $ 7,870            $11,262        $12,020
   12/31/98        $10,360            $13,709        $14,672
    3/31/99        $10,032            $14,207        $15,044
    6/30/99        $11,066            $15,312        $14,972
    9/30/99        $ 9,899            $14,339        $13,436
   12/31/99        $10,851            $16,485        $14,743
    3/31/00        $10,503            $16,994        $14,095
    6/30/00        $ 9,797            $16,554        $15,145
    9/30/00        $ 9,449            $16,548        $15,011
   12/31/00        $ 9,602            $15,338        $16,068
    3/31/01        $ 9,756            $13,550        $14,616
    6/30/01        $11,363            $14,440        $15,021
    9/30/01        $ 9,172            $12,290        $14,128
   12/31/01        $12,120            $13,706        $14,467
    3/31/02        $13,380            $13,837        $14,959

     The above graph compares a $10,000 investment made in the Fund on its inception date of July 9, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                          SIX-MONTHS ENDED                 SINCE
                                           MARCH 31, 2002*    1 YEAR    INCEPTION**
ICON CONSUMER DISCRETIONARY FUND                    45.87%    37.15%       6.35%
S&P 1500 INDEX                                      12.58%     2.12%       7.11%
S&P 1500 CONSUMER DISCRETIONARY INDEX               24.48%     7.33%       8.89%

     *    Six-month total return is not annualized. **   Inception date 7/9/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Index returns with reinvested dividends and distributions are unavailable prior to that date. More complete information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                      MARKET VALUE
COMMON STOCKS 99.7%

APPAREL & ACCESSORIES 8.7%

263,000   Fossil Inc(a)                                         $  6,993,170
135,000   Jones Apparel Group Inc(a)                               4,718,250
290,000   Quicksilver Inc(a)                                       6,345,200
----------------------------------------------------------------------------
Total Apparel & Accessories                                       18,056,620

APPAREL RETAIL 12.1%

198,000   Dress Barn Inc(a)                                        5,862,780
327,000   Pacific Sunwear of
          California Inc(a)                                        8,044,200
113,500   Ross Stores Inc                                          4,293,705
199,000   Wet Seal Inc                                             6,943,110
----------------------------------------------------------------------------
Total Apparel Retail                                              25,143,795

AUTO PARTS & EQUIPMENT 7.3%

 58,000   BorgWarner Inc                                           3,649,360
400,000   Intermet Corp                                            2,808,000
 56,500   Johnson Controls Inc                                     4,989,515
 77,700   Superior Industries
          International Inc                                        3,790,206
----------------------------------------------------------------------------
Total Auto Parts & Equipment                                      15,237,081

AUTOMOBILE MANUFACTURERS 11.0%

310,000   Ford Motor Co                                            5,111,900
108,100   General Motors Corp                                      6,534,645
197,000   Monoco Coach Corp                                        4,787,100
134,500   Thor Industries Inc                                      6,361,850
----------------------------------------------------------------------------
Total Automobile Manufacturers                                    22,795,495

CATALOG RETAIL 3.3%

304,000   Insight Enterprises Inc(a)                               6,882,560
----------------------------------------------------------------------------
Total Catalog Retail                                               6,882,560

COMPUTER & ELECTRONICS RETAIL 5.4%

 34,000   Best Buy Co Inc(a)                                       2,692,800
128,400   CDW Computer Centers(a)                                  6,463,656
112,500   Circuit City Group                                       2,029,500
----------------------------------------------------------------------------
Total Computer & Electronics Retail                               11,185,956

DEPARTMENT STORES 3.1%

 99,500   J.C. Penney Co Inc                                       2,060,645
 85,400   Sears, Roebuck & Co                                      4,378,458
----------------------------------------------------------------------------
Total Department Stores                                            6,439,103

GENERAL MERCHANDISE STORES 1.4%

 86,600   Dollar Tree Stores Inc(a)                                2,841,346
----------------------------------------------------------------------------
Total General Merchandise Stores                                   2,841,346

HOME FURNISHINGS 4.3%

 67,900   Furniture Brands International Inc(a)                    2,474,955
102,000   LA-Z-BOY Inc                                             2,799,900
 60,300   Mohawk Industries Inc(a)                                 3,623,427
----------------------------------------------------------------------------
Total Home Furnishings                                             8,898,282

HOME IMPROVEMENT RETAIL 5.4%

193,500   Hughes Supply Inc                                     $  7,538,760
126,700   Sherwin-Williams Co                                      3,608,416
----------------------------------------------------------------------------
Total Home Improvement Retail                                     11,147,176

HOMEBUILDING 8.5%

 87,000   Centex Corp                                              4,517,910
113,000   Pulte Homes Inc                                          5,407,050
 28,500   Ryland Group Inc                                         2,570,700
102,500   Toll Brothers Inc                                        5,109,625
----------------------------------------------------------------------------
Total Homebuilding                                                17,605,285

HOUSEHOLD APPLIANCES 5.1%

176,000   Maytag Corp                                              7,788,000
 38,000   Whirlpool Corp                                           2,870,900
----------------------------------------------------------------------------
Total Household Appliances                                        10,658,900

LEISURE PRODUCTS 6.3%

285,000   JAKKS Pacific Inc(a)                                     6,483,750
105,400   Polaris Industries Inc                                   6,713,980
----------------------------------------------------------------------------
Total Leisure Products                                            13,197,730

SPECIALTY STORES 15.1%

155,000   AutoNation Inc(a)                                        2,157,600
 68,000   Group 1 Automotive Inc(a)                                2,655,400
 97,200   Linens 'n Things Inc(a)                                  2,967,516
220,000   Michaels Stores Inc(a)                                   8,316,000
245,000   Pep Boys Manny, Moe & Jack                               4,076,800
208,700   Regis Corp                                               5,860,296
130,000   Zale Corp(a)                                             5,278,000
----------------------------------------------------------------------------
Total Specialty Stores                                            31,311,612

TIRES & RUBBER 2.7%

265,000   Cooper Tire & Rubber Co                                  5,737,250
----------------------------------------------------------------------------
Total Tires & Rubber                                               5,737,250

Total Common Stocks (Cost $160,498,670)                          207,138,191
----------------------------------------------------------------------------
Total Investments 99.7% (Cost $160,498,670)                      207,138,191
----------------------------------------------------------------------------
Other Assets less Liabilities 0.3%                                   636,598
----------------------------------------------------------------------------
Total Net Assets 100.0%                                         $207,774,789

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON ENERGY FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Energy Fund gained 31.20% for the six-months ended March 31, 2001, outperforming its primary benchmark, the S&P 1500 Index, which returned 12.58%, and also outperforming the more narrowly focused S&P 1500 Energy Index which returned 17.00% over the same six-month period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The Energy sector faced challenging times during the six-month period ended March 31, 2002. In early October 2001, most of the securities in the oil & gas drilling and oil & gas equipment & services industries were down significantly from their summer highs due to a wave of bad news about weak energy demand, lower oil prices, and uncertainty from the aftermath of September 11, 2001. There were also concerns over increasing crude oil inventories and a reduction in drilling activity.

Our valuation model indicated that as a result of selling pressure due to these concerns, these industries had become undervalued. Despite all of the bad news, most of the industries in the Energy sector outperformed the S&P 1500 over the six-month period in their move toward fair value and the Energy sector evolved into a leader of the broader markets.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

The performance of the Energy sector was led by the oil & gas drilling and oil & gas equipment & services industries. Companies in these two industries are generally smaller-cap companies, have focused business models, and tend to move more rapidly than the broader market. Our quantitative model indicated that these industries represented the best value in the Energy sector. The returns of these two industries outpaced the return of the overall market and of the Energy sector, accounting in part for the Fund's strong relative performance for the period.

In addition to increasing the weightings of these industries that appeared most attractive based on our valuation model, we also decreased weightings in industries that moved closer to our determination of fair value and were not as deeply discounted as other industries, such as the oil & gas refining & marketing and the integrated oil & gas industries.

One of the individual securities that contributed to the Fund's performance was Atwood Oceanics, Inc. (4.4% of the Fund as of March 31, 2002), a company engaged in international offshore drilling of exploratory and developmental oil and gas wells and related support, management, and consulting services. Other contributors to the Fund's returns included Nabors Industries Inc. (5.6% of the Fund), a land-drilling contractor, and BJ Services Co. (5.6% of the Fund), a worldwide provider of pressure pumping and other oilfield services to the petroleum industry. Our valuation model detected the opportunities that these securities and others possessed and as a result, the Fund was positioned to take advantage of their valuation and leadership.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

Energy demand and drilling activity is driven by economic well-being and higher industrial activity. An economic recovery seems to be underway and demand for energy should increase. An increase in economic activity should continue to boost prices, decrease crude inventories, and encourage more drilling activity. These macro factors combined with deep valuation bode well for the sector.

Military activity in the Middle East, where two-thirds of the world's oil reserves exist, could also be a factor in the Energy sector. Political actions and further terrorist acts could disrupt the flow of oil from this part of the world causing large industrialized nations to seek out more secure oil supplies. We see leadership continuing in the oil & gas drilling and oil & gas equipment & services industries with strong performance from the oil & gas refining & marketing industry taking root. Oil & gas exploration & production and integrated oil & gas are also positioned to participate in any upward movement in the sector.

PORTFOLIO PROFILE                          MARCH 31, 2002 (UNAUDITED)
Equities                                   93.9%
Top 10 Equity Holdings (% of Net Assets)   45.4%
Number of Stocks                           35
Cash Equivalents                            0.0%
-----------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                     MARCH 31, 2002 (UNAUDITED)
Nabors Industries Inc                       5.6%
BJ Services Co                              5.6%
Tidewater Inc                               4.8%
Varco International Inc                     4.4%
Atwood Oceanics Inc                         4.4%
Ensco International Inc                     4.2%
GlobalSantaFe Corp                          4.1%
Valero Energy Corp                          4.1%
Devon Energy Corp                           4.1%
Helmerich & Payne Inc                       4.1%
-----------------------------------------------------------------------

PORTFOLIO COMPOSITION                      MARCH 31, 2002 (UNAUDITED)
Oil & Gas Equipment & Services             29.8%
Oil & Gas Drilling                         29.0%
Oil & Gas Exploration & Production         21.9%
Oil & Gas Refining & Marketing             10.0%
Integrated Oil & Gas                        3.2%
-----------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

                                     S&P         S&P 1500
              ICON ENERGY FUND    1500 INDEX   ENERGY INDEX
Nov. 5, '97        $10,000          $10,000      $10,000
   12/31/97        $ 9,100          $10,291      $ 9,432
    3/31/98        $ 9,330          $11,683      $ 9,872
    6/30/98        $ 8,630          $11,967      $ 9,603
    9/30/98        $ 6,350          $10,680      $ 8,920
   12/31/98        $ 5,722          $13,000      $ 8,937
    3/31/99        $ 6,725          $13,472      $ 9,455
    6/30/99        $ 8,163          $14,520      $10,671
    9/30/99        $ 8,082          $13,597      $10,579
   12/31/99        $ 8,599          $15,632      $10,702
    3/31/00        $11,090          $16,115      $11,203
    6/30/00        $11,870          $15,698      $11,539
    9/30/00        $13,359          $15,692      $12,516
   12/31/00        $15,361          $14,545      $12,651
    3/31/01        $15,007          $12,849      $11,875
    6/30/01        $14,200          $13,693      $12,096
    9/30/01        $12,486          $11,654      $10,566
   12/31/01        $14,853          $12,997      $11,245
    3/31/02        $16,382          $13,121      $12,350

     The above graph compares a $10,000 investment made in the Fund on its inception date of November 5, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                            SIX-MONTHS ENDED
                             MARCH 31, 2002*    1 YEAR     SINCE
                                                         INCEPTION**
ICON ENERGY FUND                 31.20%         9.16%      11.86%
S&P 1500 INDEX                   12.58%         2.12%       6.36%
S&P 1500 ENERGY INDEX            17.00%         3.99%       4.91%

     *    Six-month total return is not annualized. **   Inception date 11/5/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                       MARKET VALUE
COMMON STOCKS 93.9%

INTEGRATED OIL & GAS 3.2%

 30,200   Marathon Oil Corp                      $   869,760
 45,400   Occidental Petroleum Corp                1,323,410
 13,900   Phillips Petroleum Co                      872,920
------------------------------------------------------------
Total Integrated Oil & Gas                         3,066,090

OIL & GAS DRILLING 29.0%

 90,300   Atwood Oceanics Inc(a)                   4,144,770
131,900   Ensco International Inc                  3,975,466
119,534   GlobalSantaFe Corp                       3,908,762
 95,900   Helmerich & Payne Inc                    3,844,631
125,500   Nabors Industries Inc(a)                 5,302,375
 77,500   Noble Drilling Corp(a)                   3,207,725
 33,500   Pride International Inc(a)                 532,650
143,000   Unit Corp(a)                             2,615,470
------------------------------------------------------------
Total Oil & Gas Drilling                          27,531,849

OIL & GAS EQUIPMENT & SERVICES 29.8%

153,000   BJ Services Co                           5,273,910
134,200   Cal Dive International Inc(a)            3,341,580
108,600   Oceaneering International Inc(a)         3,149,400
 30,000   Schlumberger Ltd.                        1,764,600
 57,900   Seacor Smit Inc(a)                       2,837,100
166,700   Seitel Inc(a)                            1,525,305
 55,000   TETRA Technologies Inc(a)                1,597,750
108,100   Tidewater Inc                            4,578,035
210,000   Varco International Inc(a)               4,221,000
------------------------------------------------------------
Total Oil & Gas Equipment & Services              28,288,680

OIL & GAS EXPLORATION & PRODUCTION 21.9%

 11,300   Anadarko Petroleum Corp$                   637,772
 40,990   Apache Corp                              2,331,511
 79,800   Devon Energy Corp                        3,851,946
 49,000   Key Production Co Inc(a)                   928,550
 25,800   Murphy Oil Corp                          2,476,800
 62,600   Newfield Exploration Co(a)               2,315,574
 12,700   Noble Affiliates Inc                       496,062
 44,400   Ocean Energy Inc                           878,676
 92,900   Patina Oil & Gas Corp                    2,928,208
 36,000   Prima Energy Corp(a)                       896,400
150,900   Remington Oil & Gas Corp(a)              3,042,144
------------------------------------------------------------
Total Oil & Gas Exploration & Production          20,783,643

OIL & GAS REFINING & MARKETING 10.0%

 46,200   Ashland Inc                              2,102,562
 81,500   Pennzoil-Quaker State Co                 1,749,805
 42,700   Sunoco Inc                               1,708,427
 78,700   Valero Energy Corp                       3,897,224
------------------------------------------------------------
Total Oil & Gas Refining & Marketing               9,458,018
Total Investments 93.9% (Cost $76,229,958)        89,128,280
------------------------------------------------------------
Other Assets less Liabilities 6.1%                 5,767,088
------------------------------------------------------------
Total Net Assets 100.0%                          $94,895,368

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON FINANCIAL FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Financial Fund gained 12.44% for the six-months ended March 31, 2002, outperforming the narrowly focused S&P 1500 Financial Index which gained 11.73%, while slightly underperforming the broad-based S&P 1500 Index which returned 12.58% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

Uncertainty as a result of the tragic events of September 11, in conjunction with an already depressed economy, dominated the markets early on. The Federal Open Markets Committee responded quickly by further reducing interest rates, affecting the debenture market and resulting in mortgage rates being reduced to lows not seen in decades. As the effects of the Fed's easing became apparent, and signs of economic recovery emerged, the Fed moved to a neutral bias during the first quarter of 2002, ending a 15-month easing cycle for interest rates. This explains in part the lack of industry differentiation in the Financial sector.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Unlike most other sectors, the Financial sector has been plagued by a lack of strong industry leadership. This has created an unusual and difficult environment to capitalize on our industry rotation tactic. For example, for the six-months ended March 31, 2002, approximately half of the returns of the S&P industry indexes within the Financial sector were within 3% of the return of the market as measured by the S&P 1500. This is an extremely narrow range compared to other sectors. The one industry that did demonstrate leadership during the period was the Diversified Financial Services Industry, which returned 18.35%.

Given these market conditions, there was little need for significant industry rotations within the Fund. We did make certain refinements to the Fund's industry weightings including increasing the Banking Industry weighting from 12.1% of the Fund at the beginning of the period to 19.6% as of March 31, 2002, increasing the Diversified Financial Services Industry weightings from 26.9% to 40.6% and eliminating the Fund's holdings in Real Estate Investment Trusts.

WHAT IS THE INVESTMENT OUTLOOK FOR THE FINANCIAL SECTOR?

We are optimistic that the market rally that began September 21, 2001 and the nation's economic recovery will continue. We anticipate notable industry leadership within the Financial sector to emerge and continue to actively monitor our quantitative model to seek out the leading companies in the sector.

PORTFOLIO PROFILE                          MARCH 31, 2002 (UNAUDITED)
Equities                                   98.1%
Top 10 Equity Holdings (% of Net Assets)   42.5%
Number of Stocks                           35
Cash Equivalents                            1.7%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                     MARCH 31, 2002 (UNAUDITED)
Investment Technology Group Inc             5.2%
Eaton Vance Corp                            5.2%
Raymond James Financial Inc                 4.7%
Capital One Financial Corp                  4.5%
Lehman Brothers Holdings Inc                4.3%
MBNA Corp                                   4.3%
Bear Stearns Companies Inc                  4.1%
MGIC Investment Corp                        3.5%
Jefferies Group Inc                         3.4%
AMBAC Financial Group Inc                   3.3%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                      MARCH 31, 2002 (UNAUDITED)
Diversified Financial Services             40.6%
Banks                                      19.6%
Property & Casualty Insurance              15.8%
Consumer Finance                           11.7%
Life & Health Insurance                     6.6%
Multi-line Insurance                        2.0%
Reinsurance                                 1.8%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

              ICON FINANCIAL     S&P         S&P 1500             NYSE
                  FUND        1500 INDEX  FINANCIALS INDEX   FINANCIALS INDEX
July 1, '97      $10,000       $10,000         $10,000          $10,000
    9/30/97      $10,510       $10,796         $11,141          $11,059
   12/31/97      $10,525       $11,056         $12,020          $11,765
    3/31/98      $12,002       $12,552         $13,426          $13,057
    6/30/98      $12,293       $12,857         $13,821          $13,423
    9/30/98      $ 9,411       $11,474         $10,941          $10,767
   12/31/98      $11,267       $13,967         $13,265          $12,648
    3/31/99      $11,877       $14,474         $14,190          $13,175
    6/30/99      $12,442       $15,600         $14,931          $13,811
    9/30/99      $10,357       $14,608         $12,642          $11,816
   12/31/99      $11,074       $16,795         $13,668          $12,836
    3/31/00      $11,343       $17,314         $13,923          $13,234
    6/30/00      $11,366       $16,865         $13,526          $13,085
    9/29/00      $14,307       $16,858         $16,727          $15,803
   12/29/00      $16,613       $15,626         $17,081          $16,463
    3/30/01      $15,598       $13,804         $15,435          $14,975
    6/29/01      $17,694       $14,711         $16,730          $16,114
    9/30/01      $15,676       $12,521         $14,787          $14,208
   12/31/01      $17,047       $13,963         $15,904          $15,456
    3/31/02      $17,625       $14,097         $16,526          $16,054

     The above graph compares a $10,000 investment made in the Fund on its inception date of July 1, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                              SIX-MONTHS ENDED
                               MARCH 31, 2002*    1 YEAR  SINCE INCEPTION**
ICON FINANCIAL FUND               12.44%          13.00%      12.67%
S&P 1500 INDEX                    12.58%           2.12%       7.50%
S&P 1500 FINANCIALS INDEX         11.73%           7.07%      11.15%
NYSE FINANCIALS INDEX             12.99%           7.20%      10.48%

     *    Six-month total return is not annualized. **   Inception date 7/1/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                       MARKET VALUE
COMMON STOCKS 98.1%

BANKS 19.6%

 25,620   Commerce Bancshares Inc                $ 1,132,916
 29,200   Community First Bankshares Inc             755,112
 30,400   Downey Financial Corp                    1,386,240
 55,600   East West Bancorp Inc                    1,628,524
 47,200   FirstMerit Corp                          1,358,888
 22,200   Golden West Financial Corp               1,409,700
 41,900   Hibernia Corp                              800,290
 17,800   Investors Financial Services Corp        1,353,690
 30,700   Webster Financial Corp                   1,149,101
 13,500   Zions BanCorp                              800,145
------------------------------------------------------------
Total Banks                                       11,774,606

CONSUMER FINANCE 11.7%

 46,500   AmeriCredit Corp(a)                      1,766,535
 42,700   Capital One Financial Corp               2,726,395
 66,300   MBNA Corp                                2,557,191
------------------------------------------------------------
Total Consumer Finance                             7,050,121

DIVERSIFIED FINANCIAL SERVICES 40.6%

 33,500   AMBAC Financial Group Inc                1,978,845
 39,120   Bear Stearns Companies Inc               2,454,780
 78,350   Eaton Vance Corp                         3,130,083
 13,900   Goldman Sachs Group Inc                  1,254,475
 59,760   Investment Technology Group Inc          3,151,743
 41,800   Jefferies Group Inc                      2,014,760
 45,600   J.P. Morgan Chase & Co                   1,625,640
 40,030   Lehman Brothers Holdings Inc             2,587,539
 25,700   Merrill Lynch & Co Inc                   1,423,266
 82,470   Raymond James Financial Inc              2,822,948
 45,000   SEI Investments Co                       1,926,450
------------------------------------------------------------
Total Diversified Financial Services              24,370,529

LIFE & HEALTH INSURANCE 6.6%

 38,700   Delphi Financial Group Inc               1,517,427
 42,300   Protective Life Corp                     1,318,914
 41,200   UnumProvident Corp                       1,150,716
------------------------------------------------------------
Total Life & Health Insurance                      3,987,057

MULTI-LINE INSURANCE 2.0%

 20,700   Loews Corp                             $ 1,212,606
------------------------------------------------------------
Total Multi-line Insurance                         1,212,606

PROPERTY & CASUALTY INSURANCE 15.8%

 34,300   MBIA Inc                                 1,875,867
 30,700   MGIC Investment Corp                     2,100,801
 40,200   Old Republic International Corp          1,285,194
 34,600   Radian Group Inc                         1,698,168
 20,800   RLI Corp                                 1,075,360
 18,800   The PMI Group Inc                        1,424,288
------------------------------------------------------------
Total Property & Casualty Insurance                9,459,678

REINSURANCE 1.8%

 15,300   Everest Re Group Ltd                     1,060,902
------------------------------------------------------------
Total Reinsurance                                  1,060,902

Total Common Stocks (Cost $53,964,468)            58,915,499
------------------------------------------------------------

SHORT-TERM COMMERCIAL NOTES 1.7%

$689,226  American Family Demand Note,
          1.50%,   1/14/03                           689,226
------------------------------------------------------------
308,890   Wisconsin Electric Demand Note,
          1.50%,   6/21/02                           308,890
------------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $998,116)                            998,116
------------------------------------------------------------
Total Investments 99.8% (Cost $54,962,584)        59,913,615
------------------------------------------------------------
Other Assets less Liabilities 0.2%                   139,417
------------------------------------------------------------
Total Net Assets 100.0%                          $60,053,032

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON HEALTHCARE FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Healthcare Fund gained 6.77% for the six-months ended March 31, 2002, outperforming the narrowly focused S&P 1500 Healthcare Index which gained 1.44% for the period, while underperforming the broad-based S&P 1500 Index which returned 12.58% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The Healthcare sector was a laggard among the nine sectors as defined by Standard & Poor's. During the six-months ended March 31, 2002, investors seemed to be more interested in positioning themselves in consumer-oriented sectors that tend to capitalize on an economic recovery than in more defensive sectors such as healthcare. Given this scenario, it was a difficult environment for our system to find healthcare industries that were leading the broader market.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

There were significant industry leadership changes in the healthcare sector during the six-month period. Biotechnology and health care equipment were among the sector's industry leaders for the first three months of the period, while health care facilities and health care distributors & services lagged during that period. The sector leaders during the last three months of the period were very different. During this later period, biotechnology, health care equipment, and pharmaceuticals were the bottom performing industries while health care distributors & services started to emerge as an industry leader in the sector.

The managed health care and health care supplies industries remained leaders throughout the period, as these two industries are more closely correlated to consumer-oriented businesses than other industries in the sector. The S&P 1500 Managed Health Care Industry Index returned 18.95% for the six-month period ended March 31, 2002 while the Health Care Supplies Index returned 15.66%. The leadership by these two industries is evidence of the broader theme of investors looking for cyclical type of investments. This theme also explains the lagging performance of the biotechnology and pharmaceutical industries, which are typically defensive plays in the Healthcare sector. Our quantitative model detected these changes in leadership and the Fund was repositioned to capture the new theme.

Individual securities responsible for the Fund's performance included managed health care industry securities such as Oxford Health Plans, Inc., (5.6% of the Fund as of March 31, 2002), a health care company providing health benefit plans; and Cigna Corporation (5.4% of the Fund), whose products and services include managed and indemnity healthcare coverage; group life, accidental and disability insurance; retirement services; and investment management.

WHAT IS THE INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

The Federal Reserve's continued aggressive actions to stimulate the economy over the last six months were successful and we believe the U.S. economy is in a recovery. The Federal Reserve's move to a neutral bias in the first quarter of 2002 may benefit more defensive healthcare industries such as biotechnology and pharmaceuticals. We will continue to actively monitor our quantitative model for subtle changes in the sector and seek out the leading companies.

PORTFOLIO PROFILE                          MARCH 31, 2002 (UNAUDITED)
Equities                                   99.6%
Top 10 Equity Holdings (% of Net Assets)   53.2%
Number of Stocks                           26
Cash Equivalents                            0.0%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                     MARCH 31, 2002 (UNAUDITED)
Express Scripts Inc                         5.9%
Oxford Health Plans Inc                     5.6%
US Oncology Inc                             5.6%
Cigna Corp                                  5.4%
Humana Inc                                  5.4%
Pediatrix Medical Group Inc                 5.4%
Trigon Healthcare Inc                       5.3%
Wellpoint Health Networks Inc               5.2%
Pacificare Health Systems Inc               4.7%
Cooper Companies Inc                        4.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                      MARCH 31, 2002 (UNAUDITED)
Managed Health Care                        45.7%
Health Care Distributors & Services        27.4%
Health Care Supplies                       12.7%
Health Care Equipment                      11.7%
Application Software                        2.1%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

               ICON  HEALTHCARE     S&P          S&P 1500
                     FUND        1500 INDEX   HEALTHCARE INDEX
Feb. 24, '97        $10,000       $10,000         $10,000
     3/31/97        $ 9,460       $ 9,368         $ 8,940
     6/30/97        $11,080       $10,981         $11,104
     9/30/97        $11,780       $11,933         $11,169
    12/31/97        $11,645       $12,221         $11,995
     3/31/98        $13,319       $13,874         $14,014
     6/30/98        $13,813       $14,211         $14,945
     9/30/98        $12,224       $12,682         $14,703
    12/31/98        $13,427       $15,438         $16,953
     3/31/99        $13,500       $15,999         $17,464
     6/30/99        $13,862       $17,243         $16,807
     9/30/99        $11,571       $16,147         $15,192
    12/31/99        $13,938       $18,564         $15,787
     3/31/00        $15,234       $19,137         $16,050
     6/30/00        $17,042       $18,642         $19,693
     9/30/00        $17,976       $18,634         $19,880
    12/31/00        $19,935       $17,272         $21,802
     3/31/01        $18,730       $15,258         $18,405
     6/30/01        $20,497       $16,261         $18,659
     9/30/01        $18,585       $13,839         $18,850
    12/31/01        $19,302       $15,434         $19,285
     3/31/02        $19,845       $15,582         $19,189

     The above graph compares a $10,000 investment made in the Fund on its inception date of February 24, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                               SIX-MONTHS ENDED                         SINCE
                                MARCH 31, 2002*   1 YEAR     5 YEAR   INCEPTION**
ICON HEALTHCARE FUND                 6.77%         5.95%     15.97%      14.39%
S&P 1500 INDEX                      12.58%         2.12%     10.71%       9.09%
S&P 1500 HEALTHCARE INDEX            1.44%         4.26%     16.50%      13.64%

     *    Six-month total return is not annualized. **   Inception date 2/24/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                     MARKET VALUE
COMMON STOCKS 99.6%

APPLICATION SOFTWARE 2.1%

 51,900   Dendrite International Inc(a)        $   555,330
----------------------------------------------------------
Total Application Software                         555,330

HEALTH CARE DISTRIBUTORS & SERVICES 27.4%

 12,300   Cardinal Health Inc                      871,947
 27,300   Express Scripts Inc                    1,572,207
 32,600   Lincare Holdings Inc                     884,112
 34,900   Omnicare Inc                             903,561
 43,800   Owens & Minor Inc                        860,232
 25,400   Patterson Dental Co(a)                 1,110,742
 16,200   Priority Healthcare Corp(a)
          Class B                                  421,362
 20,900   Renal Care Group Inc(a)                  685,520
----------------------------------------------------------
Total Health Care Distributors & Services        7,309,683

HEALTH CARE EQUIPMENT 11.7%

 35,250   Conmed Corp                              881,250
 21,100   Dentsply International Inc               781,966
 28,800   Mentor Corp                            1,039,104
 24,600   VISX Inc(a)                              434,436
----------------------------------------------------------
Total Health Care Equipment                      3,136,756

HEALTH CARE SUPPLIES 12.7%

 26,400   Cooper Companies Inc                   1,251,360
 12,900   Invacare Corp                            485,040
108,800   Osteotech Inc(a)                         726,784
 93,100   Threagenics Corp(a)                      921,690
----------------------------------------------------------
Total Health Care Supplies                       3,384,874

MANAGED HEALTH CARE 45.7%

 14,300   Cigna Corp                           $ 1,449,877
106,100   Humana Inc(a)                          1,435,533
 31,200   Orthodontic Centers
          of America Inc(a)                        861,432
 35,800   Oxford Health Plans Inc(a)             1,496,082
 71,800   Pacificare Health Systems Inc(a)       1,252,910
 35,100   Pediatrix Medical Group Inc(a)         1,430,676
 19,000   Trigon Healthcare Inc(a)               1,402,580
168,600   US Oncology Inc(a)                     1,485,366
 22,000   Wellpoint Health Networks Inc          1,400,740
----------------------------------------------------------
Total Managed Health Care                       12,215,196
Total Investments 99.6% (Cost $21,915,480)      26,601,839
----------------------------------------------------------
Other Assets less Liabilities 0.4%                 107,473
----------------------------------------------------------
Total Net Assets 100.0%                        $26,709,312

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON INDUSTRIALS FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Industrials Fund gained 29.01% for the six months ended March 31, 2002, significantly outperforming the S&P 1500 Index's gain of 12.58% and the NYSE Industrials Index's gain of 13.21% for the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The past six months presented favorable conditions for the Industrials sector. The sector has historically been among the leaders in an economic recovery and many of the industries in the sector were among the market leaders during this most recent recovery. Our valuation model indicated that the sector had become deeply undervalued as a result of the market sell-off after the terrorist attacks on September 11, 2001 and as a result of being out of favor earlier in the year. Investors seemed to recognize the bargains in this sector and industrial issues moved closer to fair value throughout the period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

Our model identified the leaders within the sector and guided us toward those industries that represented the best value. We added to the Fund's weighting in the airlines and employment services industries during the period. The airline industry, which was without question extremely affected by the severe tragedy of September 11, 2001, was on sale at an uncommon discount. At the beginning of the six-month period, airlines made up 3.6% of the Fund. Our system indicated that because of the irrational sell-off of the securities in this industry, airline issuers were on sale at extremely attractive prices. We increased the Fund's position in the industry and it comprised 12.9% of the Fund as of March 31, 2002.

The employment services industry was also selling at a steep discount and started to show strong leadership during the period. Fears over rising unemployment and the weak economy led to this industry being out of favor with investors. Our system pointed out the deep discount that was present and as a result the Fund was able to buy securities in this industry at bargain prices. We also reduced the Fund's weighting in the construction & engineering industry as it became overvalued during the period.

Individual securities that boosted the Fund's performance included Atlantic Coast Airlines Holdings, Inc. (2.1% of the Fund as of March 31, 2002), a large regional airline serving destinations in the Eastern and Midwestern United States, and Navistar International Corp.(2.3% of the Fund), which makes and sells medium and heavy trucks. Labor Ready, Inc., (2.4% of the Fund), a leading provider of temporary manual labor, also contributed to the Fund's strong performance during the period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

We expect the Industrials sector to be a market leader given the current condition of the economy. The economy appears to be in an expansion phase, which bodes well for many industries in this sector. Increased industrial activity is likely to benefit industries related to construction and manufacturing. We expect leadership to continue in the airlines, building products, construction & farm machinery, and employment services industries. Our quantitative system indicates value still exists in the sector. As industries reach fair value, we will move toward industries that our quantitative model indicates are underpriced and showing market leadership.

PORTFOLIO PROFILE                                   MARCH 31, 2002 (UNAUDITED)
Equities                                            96.3%
Top 10 Equity Holdings (% of Net Assets)            26.5%
Number of Stocks                                    64
Cash Equivalents                                     3.3%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                              MARCH 31, 2002 (UNAUDITED)
Manpower Inc                                         3.3%
Skywest Inc                                          2.9%
PACCAR Inc                                           2.8%
Kelly Services Inc                                   2.7%
Alaska Air Group Inc                                 2.7%
MPS Group Inc                                        2.6%
American Standard Companies Inc                      2.5%
Labor Ready Inc                                      2.4%
Banta Corp                                           2.3%
Navistar International Corp                          2.3%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                               MARCH 31, 2002 (UNAUDITED)
Employment Services                                 14.1%
Airlines                                            12.9%
Building Products                                   11.8%
Industrial Machinery                                10.6%
Construction & Farm Machinery                        9.3%
Commercial Printing                                  8.0%
Electrical Components & Equipment                    7.8%
Office Services & Supplies                           6.2%
Trucking                                             5.6%
Railroads                                            3.9%
Construction & Engineering                           2.5%
Industrial Conglomerates                             2.2%
Marine                                               1.4%

[CHART]

GROWTH OF $10,000 INVESTMENT

                    ICON            S&P            NYSE
              INDUSTRIALS FUND  1500 INDEX   INDUSTRIALS INDEX
May 9, '97        $10,000         $10,000          $10,000
   6/30/97        $10,790         $10,767          $10,821
   9/30/97        $12,400         $11,700          $11,597
  12/31/97        $11,605         $11,982          $11,722
   3/31/98        $12,996         $13,604          $13,185
   6/30/98        $11,820         $13,934          $13,367
   9/30/98        $ 9,663         $12,435          $11,748
  12/31/98        $12,226         $15,137          $14,014
   3/31/99        $11,503         $15,687          $14,275
   6/30/99        $13,080         $16,907          $15,297
   9/30/99        $11,295         $15,832          $14,202
  12/31/99        $11,403         $18,202          $15,814
   3/31/00        $11,069         $18,764          $15,716
   6/30/00        $10,569         $18,278          $15,829
   9/29/00        $10,807         $18,271          $15,818
  12/29/00        $11,890         $16,935          $15,570
   3/30/01        $10,708         $14,961          $14,179
   6/29/01        $12,057         $15,943          $14,939
   9/30/01        $10,207         $13,569          $13,075
  12/31/01        $12,081         $15,133          $14,456
   3/31/02        $13,167         $15,278          $14,801

     The above graph compares a $10,000 investment made in the Fund on its inception date of May 9, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                          SIX-MONTHS ENDED               SINCE
                           MARCH 31, 2002*   1 YEAR    INCEPTION**
ICON INDUSTRIALS FUND          29.01%         22.97%      5.78%
S&P 1500 INDEX                 12.58%          2.12%      9.04%
NYSE INDUSTRIALS INDEX         13.21%          4.39%      8.34%

     *    Six-month total return is not annualized. **   Inception date 5/9/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                             MARKET VALUE
COMMON STOCKS 96.3%

AIRLINES 12.9%

 98,000   Alaska Air Group Inc(a)                      $  3,262,420
 15,000   AMR Corp(a)                                       396,150
105,900   Atlantic Coast Airlines Holdings Inc            2,539,482
 83,100   Continental Airlines Inc(a) Class B             2,353,392
137,600   Frontier Airlines Inc                           2,520,832
 55,100   Midwest Express Holdings Inc(a)                 1,007,779
141,200   Skywest Inc                                     3,520,116
-------------------------------------------------------------------
Total Airlines                                           15,600,171

BUILDING PRODUCTS 11.8%

 43,200   American Standard Companies Inc(a)              3,056,400
120,600   Elcor Corp                                      2,677,320
 98,100   Masco Corp                                      2,692,845
 34,700   Simpson Manufacturing Co Inc(a)                 2,121,905
 49,900   Universal Forest Products Inc                   1,192,111
 71,600   Watsco Inc                                      1,278,060
 36,000   York International Corp                         1,292,400
-------------------------------------------------------------------
Total Building Products                                  14,311,041

COMMERCIAL PRINTING 8.0%

 77,800   Banta Corp                                      2,778,238
 78,800   Bowne & Co Inc                                  1,108,716
 53,600   Consolidated Graphics Inc(a)                    1,066,640
 87,800   R.R. Donnelley & Sons Co                        2,730,580
 68,900   John H. Harland Co                              2,002,923
-------------------------------------------------------------------
Total Commercial Printing                                 9,687,097

CONSTRUCTION & ENGINEERING 2.5%

 25,700   Butler Manufacturing Co                           690,045
 74,500   URS Corp(a)                                     2,361,650
-------------------------------------------------------------------
Total Construction & Engineering                          3,051,695

CONSTRUCTION & FARM MACHINERY 9.3%

 48,500   Caterpillar Inc                                 2,757,225
 62,700   Navistar International Corp                     2,777,610
 46,400   PACCAR Inc                                      3,396,944
 97,900   Trinity Industries Inc                          2,379,949
-------------------------------------------------------------------
Total Construction & Farm Machinery                      11,311,728

ELECTRICAL COMPONENTS & EQUIPMENT 7.8%

 64,600   Hubbell Inc Class B                             2,125,340
 50,800   Ametek Inc                                      1,890,268
 48,500   Baldor Electric Co                              1,096,100
 31,000   Brady Corp                                      1,125,300
 52,100   Electro Scientific Industries Inc(a)            1,909,465
 79,300   Paxar Corp(a)                                   1,336,205
-------------------------------------------------------------------
Total Electrical Components & Equipment                   9,482,678

EMPLOYMENT SERVICES 14.1%

 25,100   CDI Corp(a)                                  $    576,045
117,100   Kelly Services Inc                              3,305,733
368,800   Labor Ready Inc(a)                              2,876,640
101,400   Manpower Inc                                    3,942,432
353,300   MPS Group Inc(a)                                3,091,375
 71,600   Robert Half International Inc(a)                2,113,632
109,400   Spherion Corp(a)                                1,208,870
-------------------------------------------------------------------
Total Employment Services                                17,114,727

INDUSTRIAL CONGLOMERATES 2.2%

  8,700   Carlisle Companies Inc                            380,364
 43,700   Lydall Inc(a)                                     619,666
 23,100   Textron Inc                                     1,180,410
 23,000   Tredegar Corp                                     430,100
-------------------------------------------------------------------
Total Industrial Conglomerates                            2,610,540

INDUSTRIAL MACHINERY 10.6%

  9,400   Briggs & Stratton Corp                            432,400
 52,200   Clarcor Inc                                     1,670,400
115,800   Esterline Technologies Corp(a)                  2,362,320
 67,850   Graco Inc                                       2,771,673
 37,000   Ingersoll-Rand Co                               1,850,740
 12,000   ITT Industries Inc                                756,480
 90,300   JLG Industries Inc                              1,336,440
 43,000   Manitowoc Co Inc                                1,698,500
-------------------------------------------------------------------
Total Industrial Machinery                               12,878,953

MARINE 1.4%

 55,200   Kirby Corp(a)                                   1,650,480
-------------------------------------------------------------------
Total Marine                                              1,650,480

OFFICE SERVICES & SUPPLIES 6.2%

 59,300   Miller Herman Inc                               1,410,154
 26,500   New England Business Service Inc                  680,255
 30,000   Pitney Bowes Inc                                1,284,000
 71,000   United Stationers Inc(a)                        2,705,100
 71,600   Wallace Computer Services Inc                   1,446,320
-------------------------------------------------------------------
Total Office Services & Supplies                          7,525,829

RAILROADS 3.9%

 49,400   CSX Corp                                        1,882,634
 91,300   Norfolk Southern Corp                           2,185,722
  9,900   Union Pacific Corp                                615,186
-------------------------------------------------------------------
Total Railroads                                           4,683,542

                                       20

SHARES OR PRINCIPAL AMOUNT                             MARKET VALUE
TRUCKING 5.6%

 28,600   CNF Inc                                      $    943,514
 17,300   Landstar System Inc(a)                          1,605,440
 58,850   Swift Transportation Co Inc(a)                  1,289,992
 28,900   USFreightways Corp                              1,024,216
 93,066   Werner Enterprises Inc                          1,949,733
-------------------------------------------------------------------
Total Trucking                                            6,812,895

Total Common Stocks (Cost $97,323,200)                  116,721,376
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS 3.3%

US GOVERNMENT OBLIGATIONS 1.2%

$1,225,000US Treasury Bill, 1.6550%, 4/18/02              1,224,057
225,000   US Treasury Bill, 1.5940%, 4/25/02                224,764
-------------------------------------------------------------------
Total US Government Obligations                           1,448,821
-------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 2.1%

1,218,108 American Family Demand Note,
          1.50%,   1/14/03                                1,218,108
-------------------------------------------------------------------
1,298,299 Wisconsin Electric Demand Note,
          1.50%,   6/21/02                                1,298,299
-------------------------------------------------------------------
Total Short-Term Commercial Notes                         2,516,407

Total Short-Term Investments (Cost $3,965,229)            3,965,228
-------------------------------------------------------------------
Total Investments 99.6% (Cost $101,288,429)             120,686,604
-------------------------------------------------------------------
Other Assets less Liabilities 0.4%                          459,460
-------------------------------------------------------------------
Total Net Assets 100.0%                                $121,146,064

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON INFORMATION TECHNOLOGY FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Information Technology Fund gained 32.31% for the six-months ended March 31, 2002, significantly outperforming its primary benchmark, the S&P 1500 Index which returned 12.58%. The Fund also outperformed the more narrowly focused S&P 1500 Information and Technology Index which returned 26.35% and the technology laden Nasdaq Composite Index which returned 23.33% during the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The Technology sector, along with the broader market, entered this reporting period on the heels of the worst foreign attack on U.S. soil in our nation's history and amid an economy in the throes of recession. The S&P 1500 Index had already dropped -19.87% in the first three quarters of 2001 and the Nasdaq Composite Index fared even worse, losing -39.33% of its value during that period. Even with long-term interest rates hovering around historical lows, investors remained worried that the terrorist attacks had dealt a fatal blow to an already teetering U.S. economy. During this tumultuous period in the U.S. equity markets, the volatile Technology sector was particularly vulnerable to the fear and uncertainty that was fueling the sell-off.

Our valuation model indicated that U.S. equities had become deeply undervalued as a result of the fear driven sell-off that climaxed on September 21, 2001. Investors' concerns were quickly allayed, due in part to the Bush administration's strong response to the September 11th attacks. The U.S. economy was sluggish but appeared unlikely to fall into a recession. The U.S. financial markets had taken a beating, but were stabilizing. With the stock market deeply undervalued and investors relieved that the worst was probably behind us, investors rushed into the U.S. stock market to purchase equities at bargain prices. Technology issues, which had declined the most during the first nine months of 2001, soared off the lows.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

Two primary factors help explain the ICON Information Technology Fund's strong performance relative to its benchmarks: valuation and industry selection. First, this Fund, like all the other ICON Funds, invests in undervalued stocks. As the Technology sector began to rally off the September 21 low, our valuation model guided us toward those industries that represented the best value. Industries that were particularly cheap relative to other industries within the sector had the most upside potential. Second, once the most attractive industries were identified, our relative strength measure was used to further differentiate between those industries that were on sale and in demand and those that were on sale but failing to attract buyers.

In the fourth quarter of 2001, as the market - led, in part, by the Technology sector - rallied, we added to the application software and semiconductor equipment industries. These two industries were among the leaders in the market rally that started on September 21st. The returns of these industries outpaced the return of the overall market and of the Technology sector, accounting in part for the Fund's strong relative performance for the period ending March 31, 2002.

In addition to increasing the weighting of those industries that appeared most attractive based on our valuation model, we also decreased the weighting in two industries that appeared the least attractive within the sector: electronic equipment & instruments, and telecom equipment. The returns of these two industries lagged the return of the Technology sector. By minimizing the Fund's exposure to these industries, the negative impact on the Fund's relative performance was reduced.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

Despite the sharp rally in the Technology sector over the past six months, our model indicates that overall the sector remains undervalued. Although we believe semiconductor and semiconductor equipment issues have become overpriced relative to fair value, the 10 other industries tracked in the sector range from trading at a slight discount to fair value to being real bargains. During the first quarter of 2002, the market began to anticipate an economic recovery and interest rates remained relatively low. Given that the Technology sector generally remains undervalued and investors appear to be gaining confidence that the U.S. economy is on the road to recovery, we expect the rally in technology issues to continue.

PORTFOLIO PROFILE                            MARCH 31, 2002 (UNAUDITED)
Equities                                     96.1%
Top 10 Equity Holdings (% of Net Assets)     38.2%
Number of Stocks                             37
Cash Equivalents                              0.9%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                       MARCH 31, 2002 (UNAUDITED)
Applied Materials Inc                         4.7%
Novellus Systems Inc                          4.5%
Symantec Corp                                 4.4%
Black Box Corp                                4.1%
Verity Inc                                    3.7%
Computer Sciences Corp                        3.6%
Axciom Corp                                   3.5%
Take-Two Interactive Software Inc             3.3%
Mentor Graphics Corp                          3.2%
Adaptec Inc                                   3.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                        MARCH 31, 2002 (UNAUDITED)
Application Software                         18.5%
Semiconductors                               13.5%
Semiconductor Equipment                      11.7%
Networking Equipment                         11.2%
Systems Software                              9.9%
IT Consulting & Services                      8.8%
Electronic Equipment & Instruments            7.2%
Office Electronics                            5.8%
Computer Hardware                             3.6%
Computer Storage & Peripherals                3.0%
Telecommunications Equipment                  2.9%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

                                              S&P 1500      NASDAQ      PACIFIC COAST      MORGAN STANLEY
              ICON INFORMATION      S&P      TECHNOLOGY   COMPOSITE     STOCK EXCHANGE        HIGH TECH
               TECHNOLOGY FUND   1500 INDEX    INDEX        INDEX     HIGH TECHNOLOGY INDEX     INDEX
Feb. 19, '97      $10,000         $10,000      $10,000     $10,000          $10,000            $10,000
     3/31/97      $ 9,210         $ 9,334      $ 9,036     $ 8,949          $ 8,993            $ 8,834
     6/30/97      $10,850         $10,941      $10,958     $10,580          $10,500            $10,630
     9/30/97      $12,960         $11,890      $12,853     $12,379          $12,516            $12,991
    12/31/97      $10,432         $12,176      $11,312     $11,546          $10,827            $11,184
     3/31/98      $11,524         $13,824      $13,581     $13,511          $12,902            $13,567
     6/30/98      $11,087         $14,160      $14,584     $13,960          $12,912            $14,913
     9/30/98      $ 9,569         $12,636      $14,126     $12,492          $11,947            $14,372
    12/31/98      $13,975         $15,382      $19,383     $16,188          $16,794            $21,920
     3/31/99      $15,489         $15,941      $21,379     $18,185          $18,603            $25,596
     6/30/99      $19,901         $17,181      $24,062     $19,862          $22,452            $29,100
     9/30/99      $21,006         $16,088      $25,075     $20,319          $23,501            $30,936
    12/31/99      $29,491         $18,496      $34,155     $30,129          $36,414            $46,283
     3/31/00      $36,187         $19,068      $38,844     $33,868          $43,541            $53,406
     6/30/00      $33,511         $18,574      $35,387     $29,387          $41,281            $51,104
     9/30/00      $33,451         $18,567      $30,971     $27,224          $38,940            $47,864
    12/31/00      $33,641         $17,209      $21,169     $18,322          $30,541            $33,639
     3/31/01      $28,145         $15,203      $16,075     $13,657          $24,842            $26,407
     6/30/01      $32,231         $16,202      $18,177     $16,051          $27,242            $29,203
     9/30/01      $22,447         $13,789      $12,273     $11,140          $19,421            $18,851
    12/31/01      $29,266         $15,378      $16,476     $14,507          $25,827            $25,588
     3/31/02      $29,696         $15,525      $15,416     $13,738          $25,752            $22,962

     The above graph compares a $10,000 investment made in the Fund on its inception date of February 19, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                     SIX-MONTHS ENDED                        SINCE
                                      MARCH 31, 2002*   1 YEAR    5 YEAR   INCEPTION**
ICON INFORMATION TECHNOLOGY FUND         32.31%          5.52%    26.39%    23.73%
S&P 1500 INDEX                           12.58%          2.12%    10.71%     8.99%
S&P 1500 TECHNOLOGY INDEX                26.35%         -4.10%    11.28%     8.84%
NASDAQ COMPOSITE INDEX                   23.33%          0.59%     8.95%     6.41%

     *    Six-month total return is not annualized. **   Inception date 2/19/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                            MARKET VALUE
COMMON STOCKS 96.1%

APPLICATION SOFTWARE 18.5%

591,700   Compuware Corp(a)                           $  7,638,847
225,000   Dendrite International Inc(a)                  2,407,500
370,000   Mentor Graphics Corp(a)                        7,821,800
 75,000   Synopsys Inc(a)                                4,137,000
400,000   Take-Two Interactive
          Software Inc(a)                                8,040,000
120,000   THQ Inc                                        5,892,000
500,000   Verity Inc(a)                                  8,840,000
------------------------------------------------------------------
Total Application Software                              44,777,147

COMPUTER HARDWARE 3.6%

183,000   Hewlett-Packard Co                             3,283,020
123,100   NCR Corp(a)                                    5,508,725
------------------------------------------------------------------
Total Computer Hardware                                  8,791,745

COMPUTER STORAGE & PERIPHERALS 3.0%

395,000   InFocus Corp(a)                                7,192,950
------------------------------------------------------------------
Total Computer Storage & Peripherals                     7,192,950

ELECTRONIC EQUIPMENT & INSTRUMENTS 7.2%

 89,900   Arrow Electronics Inc(a)                       2,514,503
285,000   Checkpoint Systems Inc(a)                      4,545,750
 69,000   Roper Industries Inc                           3,432,060
150,000   Tech Data Corp(a)                              6,883,500
------------------------------------------------------------------
Total Electronic Equipment & Instruments                17,375,813

IT CONSULTING & SERVICES 8.8%

225,000   American Management Systems Inc(a)             4,203,225
490,000   Axciom Corp(a)                                 8,398,600
171,000   Computer Sciences Corp(a)                      8,678,250
------------------------------------------------------------------
Total IT Consulting & Services                          21,280,075

NETWORKING EQUIPMENT 11.2%

575,000   3Com Corp(a)                                   3,513,250
581,000   Adaptec Inc(a)                                 7,767,970
205,600   Black Box Corp(a)                              9,955,152
335,300   Cisco Systems Inc(a)                           5,676,629
------------------------------------------------------------------
Total Networking Equipment                              26,913,001

OFFICE ELECTRONICS 5.8%

295,000   Ikon Office Solutions Inc                      3,457,400
340,000   Xerox Corp                                     3,655,000
126,500   Zebra Technologies Corp(a) Class A             6,842,385
------------------------------------------------------------------
Total Office Electronics                                13,954,785

SEMICONDUCTOR EQUIPMENT 11.7%

207,800   Applied Materials Inc                       $ 11,277,306
200,000   Novellus Systems Inc(a)                       10,828,000
155,000   Teradyne Inc(a)                                6,111,650
------------------------------------------------------------------
Total Semiconductor Equipment                           28,216,956

SEMICONDUCTORS 13.5%

 90,500   Altera Corp(a)                                 1,979,235
250,000   Cypress Semiconductor Corp(a)                  5,750,000
162,000   International Rectifier Corp(a)                7,356,420
100,000   Linear Technology Corp                         4,422,000
175,900   Microchip Technology Inc(a)                    7,357,897
113,000   Qlogic Corp(a)                                 5,595,760
------------------------------------------------------------------
Total Semiconductors                                    32,461,312

SYSTEMS SOFTWARE 9.9%

300,000   BMC Software Inc(a)                            5,835,000
410,200   Progress Software Corp(a)                      7,441,028
260,000   Symantec Corp                                 10,714,600
------------------------------------------------------------------
Total Systems Software                                  23,990,628

TELECOMMUNICATIONS EQUIPMENT 2.9%

383,500   Inter-Tel Inc                                  7,083,245
------------------------------------------------------------------
Total Telecommunications Equipment                       7,083,245

Total Common Stocks (Cost $217,382,853)                232,037,657
------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 0.9%

$1,141,122American Family Demand Note,
          1.50%, 1/14/03                                 1,141,122
------------------------------------------------------------------
1,000,000 Wisconsin Electric Demand Note,
          1.50%, 6/12/02                                 1,000,000
------------------------------------------------------------------
Total Short-Term Commercial Notes (Cost $2,141,122)      2,141,122
------------------------------------------------------------------
Total Investments 97.0% (Cost $219,523,975)            234,178,779
------------------------------------------------------------------
Other Assets less Liabilities 3.0%                       7,348,069
------------------------------------------------------------------
Total Net Assets 100.0%                               $241,526,848

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON LEISURE AND CONSUMER STAPLES FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Leisure and Consumer Staples Fund significantly outperformed its benchmarks, gaining 44.27% for the six-month period ended March 31, 2002. The Fund's primary benchmark, the S&P 1500 Index, returned 12.58% over the same period, while the more narrowly focused S&P 1500 Consumer Staples Index returned 12.24% and the S&P 1500 Consumer Discretionary Index gained 24.48%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The Fund entered this reporting period faced with uncertainty as a result of a slumping U.S. economy and the tragic events of September 11th. These events had a direct impact on the leisure and cyclical stocks in the Fund as investors unloaded stocks in the hotels, gaming, and restaurant industries, among others, fearing a permanent change in the travel behavior of Americans. As an example, Starwood Hotels & Resorts (1.9% of the Fund as of March 31, 2002) reached a low of $17.75 per share on September 21, 2001, a price not seen since 1995.

Stimulated in part by repeated interest rate cuts, investors charged back into the stock market and went bargain shopping. Reflecting the buying pressure, the broad market, as measured by the S&P 1500, gained 12.58% for the period ended March 31, 2002, while the hotel, casino and gaming, and restaurant industries benefited even more, posting substantial gains off their earlier lows. The S&P 1500 Hotel Index gained 50.52%, the S&P 1500 Casino and Gaming Index gained 52.33% and the S&P 1500 Restaurant Index gained 23.24% during the period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

The Fund benefited from this investment environment and from effective industry selection. Based on our valuation model and relative strength measure, the Fund's industry weightings were adjusted enabling the Fund to capture more of the upside move in the sector.

The Fund was heavily concentrated in the sector's top performing cyclical industries, including casinos and gaming, hotels, leisure products, and restaurants. These industries comprised 58.2% of the Fund as of March 31, 2002. The returns of these industries outpaced the returns of the overall market and the sector, accounting in part for the Fund's strong relative performance for the period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

The Leisure and Consumer Staples sector has been one of the strongest sectors in the equity market. Based on our valuation model, we believe the sector remains undervalued while certain industries within the sector are beginning to approach our determination of fair value. We anticipate some leadership changes in the sector going forward.

PORTFOLIO PROFILE                            MARCH 31, 2002 (UNAUDITED)
Equities                                     98.6%
Top 10 Equity Holdings (% of Net Assets)     30.7%
Number of Stocks                             48
Cash Equivalents                              0.8%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                       MARCH 31, 2002 (UNAUDITED)
Applebee's International Inc                  3.9%
Polaris Industries Inc                        3.8%
Direct Focus Inc                              3.5%
Wendy's International Inc                     3.0%
Constellation Brands Inc Class A              2.9%
Viacom Inc Class B                            2.9%
International Game Technology                 2.8%
Hilton Hotels Corp                            2.7%
Michaels Stores Inc                           2.6%
Tyson Foods Inc Class A                       2.6%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                        MARCH 31, 2002 (UNAUDITED)
Leisure Products                             22.0%
Restaurants                                  18.9%
Casinos & Gaming                              8.8%
Hotels                                        8.5%
Publishing & Printing                         5.3%
Movies & Entertainment                        5.1%
Meat Poultry & Fish                           4.4%
Broadcasting & Cable TV                       4.2%
Leisure Facilities                            3.3%
Distillers & Vintners                         2.9%
Personal Products                             2.6%
Specialty Stores                              2.6%
Food Retail                                   2.5%
Application Software                          2.0%
Computer & Electronics Retail                 1.7%
Consumer Electronics                          1.5%
Automobile Manufacturers                      1.4%
Tobacco                                       0.9%

[CHART]

GROWTH OF $10,000 INVESTMENT

                  ICON LEISURE &       S&P 1500            S&P 1500          S&P 1500 CONSUMER
               CONSUMER STAPLES FUND    INDEX        CONSUMER STAPLES INDEX  DISCRETIONARY INDEX
May 9, '97           $10,000            $10,000            $10,000                $10,000
   6/30/97           $10,440            $10,769            $10,532                $10,769
   9/30/97           $11,350            $11,703            $10,622                $12,074
  12/31/97           $11,554            $11,985            $11,706                $12,401
   3/31/98           $12,687            $13,606            $12,925                $14,843
   6/30/98           $12,346            $13,937            $13,400                $15,994
   9/30/98           $11,825            $12,437            $11,479                $12,801
  12/31/98           $13,615            $15,140            $14,093                $16,886
   3/31/99           $14,414            $15,689            $13,631                $18,009
   6/30/99           $15,439            $16,910            $13,776                $18,946
   9/30/99           $13,570            $15,835            $12,269                $17,106
  12/31/99           $13,001            $18,205            $13,169                $20,628
   3/31/00           $12,646            $18,768            $12,188                $18,732
   6/30/00           $13,558            $18,282            $12,880                $16,735
   9/29/00           $14,285            $18,274            $12,860                $16,438
  12/29/00           $14,871            $16,938            $13,891                $16,891
   3/30/01           $15,041            $14,963            $12,860                $17,045
   6/29/01           $17,057            $15,946            $13,581                $18,115
   9/30/01           $14,607            $13,572            $12,273                $15,279
  12/31/01           $18,592            $15,136            $12,863                $19,040
   3/31/02           $21,072            $15,281            $14,032                $16,136

     The above graph compares a $10,000 investment made in the Fund on its inception date of May 9, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                          SIX-MONTHS ENDED                SINCE
                                           MARCH 31, 2002*    1 YEAR    INCEPTION**
ICON LEISURE AND CONSUMER STAPLES FUND          44.27%        40.10%      16.45%
S&P 1500 INDEX                                  12.58%         2.12%       9.05%
S&P 1500 CONSUMER STAPLES INDEX                 12.24%         9.11%       7.16%
S&P 1500 CONSUMER DISCRETIONARY INDEX           24.48%         7.33%      10.27%

     *    Six-month total return is not annualized. **   Inception date 5/9/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Index returns with reinvested dividends and distributions are unavailable prior to that date. More complete information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                            MARKET VALUE
COMMON STOCKS 98.6%

APPLICATION SOFTWARE 2.0%

110,200   Take-Two Interactive Software Inc(a)        $  2,215,020
------------------------------------------------------------------
Total Application Software                               2,215,020

AUTOMOBILE MANUFACTURERS 1.4%

 32,600   Thor Industries Inc                            1,541,980
------------------------------------------------------------------
Total Automobile Manufacturers                           1,541,980

BROADCASTING & CABLE TV 4.2%

 52,410   Clear Channel Communications Inc(a)            2,694,398
 54,100   Westwood One Inc(a)                            2,074,735
------------------------------------------------------------------
Total Broadcasting & Cable TV                            4,769,133

CASINOS & GAMING 8.8%

 44,000   GTECH Holdings Corp(a)                         2,145,000
 54,800   Harrah's Entertainment Inc(a)                  2,425,448
 51,000   International Game Technology(a)               3,178,320
 71,700   Mandalay Resort Group(a)                       2,201,190
------------------------------------------------------------------
Total Casinos & Gaming                                   9,949,958

COMPUTER & ELECTRONICS RETAIL 1.7%

 11,600   Best Buy Co Inc(a)                               918,720
 20,800   CDW Computer Centers Inc(a)                    1,047,072
------------------------------------------------------------------
Total Computer & Electronics Retail                      1,965,792

CONSUMER ELECTRONICS 1.5%

 33,200   Harman International Industries Inc            1,638,420
------------------------------------------------------------------
Total Consumer Electronics                               1,638,420

DISTILLERS & VINTNERS 2.9%

 59,900   Constellation Brands Inc Class A               3,292,104
------------------------------------------------------------------
Total Distillers & Vintners                              3,292,104

FOOD RETAIL 2.5%

 23,600   Safeway Inc(a)                                 1,062,472
112,300   Winn-Dixie Stores Inc                          1,801,292
------------------------------------------------------------------
Total Food Retail                                        2,863,764

HOTELS 8.5%

216,610   Hilton Hotels Corp                             3,097,523
 38,400   Marriott International Inc                     1,726,080
195,900   Prime Hospitality Corp(a)                      2,576,085
 56,800   Starwood Hotels & Resorts Worldwide Inc        2,136,248
------------------------------------------------------------------
Total Hotels                                             9,535,936

LEISURE FACILITIES 3.3%

 30,700   International Speedway Corp Class A         $  1,402,990
 80,100   Speedway Motorsports Inc(a)                    2,283,651
------------------------------------------------------------------
Total Leisure Facilities                                 3,686,641

LEISURE PRODUCTS 22.0%

 52,500   Action Performance Companies Inc(a)            2,585,625
117,800   Arctic Cat Inc                                 2,373,670
103,200   Brunswick Corp                                 2,819,424
106,200   Callaway Golf Co                               2,044,350
104,500   Direct Focus Inc                               3,976,225
118,800   JAKKS Pacific Inc(a)                           2,702,700
 66,700   Polaris Industries Inc                         4,248,790
 93,600   SCP Pool Corp                                  2,939,040
 86,300   Sturm Ruger & Co Inc                           1,113,270
------------------------------------------------------------------
Total Leisure Products                                  24,803,094

MEAT POULTRY & FISH 4.4%

 75,700   Smithfield Foods Inc                           1,975,770
238,800   Tyson Foods Inc Class A                        2,980,224
------------------------------------------------------------------
Total Meat Poultry & Fish                                4,955,994

MOVIES & ENTERTAINMENT 5.1%

 68,000   Viacom Inc Class B                             3,289,160
105,800   Walt Disney Co                                 2,441,864
------------------------------------------------------------------
Total Movies & Entertainment                             5,731,024

PERSONAL PRODUCTS 2.6%

 55,200   Nature's Sunshine Products Inc                   618,792
136,700   NBTY Inc(a)                                    2,332,102
------------------------------------------------------------------
Total Personal Products                                  2,950,894

PUBLISHING & PRINTING 5.3%

 66,700   Belo Corp                                      1,550,775
 46,200   Dow Jones & Co Inc                             2,689,764
 77,200   Reader's Digest Association Inc                1,730,052
------------------------------------------------------------------
Total Publishing & Printing                              5,970,591

RESTAURANTS 18.9%

120,600   Applebee's International Inc                   4,377,780
 61,300   CEC Entertainment Inc(a)                       2,832,060
135,300   Lone Star Steakhouse & Saloon Inc              2,826,417
 72,300   Outback Steakhouse Inc(a)                      2,586,171
 28,900   Papa John's International Inc(a)                 805,732
119,700   Ruby Tuesday Inc                               2,783,025
124,900   The Steak n Shake Co(a)                        1,754,845
 97,600   Wendy's International Inc                      3,414,048
------------------------------------------------------------------
Total Restaurants                                       21,380,078

                                       27

SHARES OR PRINCIPAL AMOUNT                            MARKET VALUE
SPECIALTY STORES 2.6%

 79,000   Michaels Stores Inc(a)                      $  2,986,200
------------------------------------------------------------------
Total Specialty Stores                                   2,986,200

TOBACCO 0.9%

 38,700   Schweitzer-Manduit International Inc             961,695
------------------------------------------------------------------
Total Tobacco                                              961,695

Total Common Stocks (Cost $89,674,319)                 111,198,318
------------------------------------------------------------------
SHORT-TERM INVESTMENTS 0.8%

US GOVERNMENT OBLIGATION 0.3%

$310,000  US Treasury Bill, 1.6650%, 4/11/02               309,860
------------------------------------------------------------------
Total US Government Obligation                             309,860
-------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 0.5%

 364,193  American Family Demand Note,
          1.50%,   1/14/03                                 364,193
------------------------------------------------------------------
 269,822  Wisconsin Electric Demand Note,
          1.50%,   6/21/02                                 269,822
------------------------------------------------------------------
Total Short-Term Commercial Notes                          634,015
------------------------------------------------------------------
Total Short-Term Investments (Cost $943,875)               943,875
------------------------------------------------------------------
Total Investments 99.4% (Cost $90,618,194)             112,142,193
------------------------------------------------------------------
Other Assets Less Liabilities 0.6%                         684,669
------------------------------------------------------------------
Total Net Assets 100.0%                               $112,826,862

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON MATERIALS FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Materials Fund gained 33.70% for the six months ended March 31, 2002, significantly outperforming its benchmark indexes. The Fund's broad-based benchmark index, the S&P 1500, returned 12.58% during the period, while the Fund's narrower benchmark, the S&P 1500 Basic Materials Index, returned 25.03%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

Our valuation model indicated that U.S. equities had become deeply undervalued as a result of the country's economic woes during the first nine months of 2001 and the fear driven sell-off after the terrorist attacks on September 11, 2001. Investors sold stock without constraint, worried that the terrorists attacks had dealt a blow to an already teetering U.S. economy.

The Materials sector rebounded strongly after the market low on September 21, 2001. Nearly every industry within this strong performing sector posted positive returns during the period. Industry leaders within the sector included commodity chemicals, with the S&P 1500 Commodity Chemicals Index gaining 56.52% for the six months ended March 31, 2002. Steel was close behind with the S&P 1500 Steel Index gaining 48.5%. The Fund's holdings in these two industries comprised 24.6% of the Fund as of March 31, 2002.

The metal and glass container industry was another solid performer during the period, with the S&P 1500 Metal and Glass Container Index returning 37.71%. Gold also emerged as a strong-performing industry during the last three months of the period. For the three months ending March 31, 2002, gold was the second best performing industry in the Materials sector, with the S&P 1500 Gold Index gaining 24.2% during that period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

Strong industry selection and valuation resulted in the Fund's solid performance relative to its benchmarks for the six-month period ending March 31, 2002. Steel remained the Fund's largest industry weighting, comprising 14.8% of the Fund at the end of the period. The Fund's weighting in the commodity chemicals industry was increased during the period, as was the Fund's weighting in the metal and glass container industry. Owens-Illinois Inc. (5.1% of the Fund as of March 31, 2002), a security in the metal and glass container industry, is the Fund's largest holding. That position has returned a weighted average of 47.21% from its purchase in January 2002 through the end of the period. A position was also initiated in gold stock Newmont Mining Corp (4.1% of the Fund) during the period, which contributed to the Fund's performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

While economic uncertainty remains, we anticipate that the market rally that began at end of September will continue as we enter the recovery phase of the economic cycle. Our model indicates that the Materials sector generally remains undervalued and is positioned to participate in this rally.

PORTFOLIO PROFILE                            MARCH 31, 2002 (UNAUDITED)
Equities                                     99.2%
Top 10 Equity Holdings (% of Net Assets)     38.7%
Number of Stocks                             40
Cash Equivalents                              0.4%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                       MARCH 31, 2002 (UNAUDITED)
Owens-Illinois Inc                            5.1%
Georgia Gulf Corp                             4.6%
Louisiana-Pacific Corp                        4.1%
Newmont Mining Corp                           4.1%
Nucor Corp                                    3.8%
MacDermid Inc                                 3.7%
IMC Global Inc                                3.5%
Alcoa Inc                                     3.4%
OM Group Inc                                  3.2%
Lyondell Chemical Co                          3.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                        MARCH 31, 2002 (UNAUDITED)
Steel                                        14.8%
Specialty Chemicals                          11.8%
Metal & Glass Containers                     10.3%
Commodity Chemicals                           9.8%
Gold                                          8.4%
Forest Products                               8.1%
Paper Packaging                               6.6%
Aluminum                                      6.6%
Fertilizers & Agricultural Chemicals          6.5%
Diversified Metals & Mining                   5.5%
Diversified Chemicals                         5.5%
Construction Materials                        3.0%
Electrical Components & Equipment             1.2%
Industrial Gases                              1.1%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

                                       S&P 1500        S&P 1500
               ICON MATERIALS FUND      INDEX      MATERIALS INDEX
May 5, '97          $10,000             $10,000        $10,000
   6/30/97          $ 9,730             $10,707        $10,749
   9/30/97          $10,900             $11,635        $11,391
  12/31/97          $ 7,606             $11,916        $10,466
   3/31/98          $ 8,632             $13,528        $11,582
   6/30/98          $ 7,585             $13,857        $11,142
   9/30/98          $ 6,818             $12,366        $ 9,413
  12/31/98          $ 6,800             $15,053        $ 9,795
   3/31/99          $ 6,571             $15,599        $ 9,728
   6/30/99          $ 8,060             $16,813        $11,660
   9/30/99          $ 7,613             $15,743        $10,685
  12/31/99          $ 8,373             $18,100        $11,807
   3/31/00          $ 7,352             $18,660        $10,523
   6/30/00          $ 7,092             $18,176        $ 9,136
   9/30/00          $ 6,759             $18,169        $ 8,547
  12/31/00          $ 6,401             $16,841        $10,572
   3/31/01          $ 6,063             $14,877        $10,046
  06/31/01          $ 6,643             $15,855        $11,050
  09/30/01          $ 6,010             $13,494        $ 9,755
  12/31/01          $ 7,062             $15,048        $11,031
  03/31/02          $ 8,036             $15,793        $12,210

     The above graph compares a $10,000 investment made in the Fund on its inception date of May 5, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                             SIX-MONTHS ENDED              SINCE
                              MARCH 31, 2002*   1 YEAR   INCEPTION**
ICON MATERIALS FUND               33.70%        32.54%     -4.36%
S&P 1500 INDEX                    12.58%         2.12%      8.90%
S&P 1500 MATERIALS INDEX          25.03%        21.54%      4.15%

     *    Six-month total return is not annualized. **   Inception date 5/5/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                            MARKET VALUE
COMMON STOCKS 99.2%

ALUMINUM 6.6%

 43,200   Alcan Inc                                   $   1,712,016
 48,900   Alcoa Inc                                       1,845,486
-------------------------------------------------------------------
Total Aluminum                                            3,557,502

COMMODITY CHEMICALS 9.8%

 93,500   Georgia Gulf Corp                               2,510,475
105,200   Lyondell Chemical Co                            1,747,372
138,200   Methanex Corp(a)                                1,024,062
-------------------------------------------------------------------
Total Commodity Chemicals                                 5,281,909

CONSTRUCTION MATERIALS 3.0%

 40,650   Florida Rock Industries Inc                     1,619,496
-------------------------------------------------------------------
Total Construction Materials                              1,619,496

DIVERSIFIED CHEMICALS 5.5%

 17,100   E.I. du Pont de Nemours & Co                      806,265
 24,700   Eastman Chemical Co                             1,205,113
 23,400   FMC Corp                                          980,928
-------------------------------------------------------------------
Total Diversified Chemicals                               2,992,306

DIVERSIFIED METALS & MINING 5.5%

 73,900   Freeport-McMoRan Copper & Gold Inc(a)           1,302,118
 30,900   Phelps Dodge Corp                               1,300,890
 34,400   RTI International Metals Inc(a)                   397,320
-------------------------------------------------------------------
Total Diversified Metals & Mining                         3,000,328

ELECTRICAL COMPONENTS & EQUIPMENT 1.2%

 19,300   Hubbell Inc Class B                               634,970
-------------------------------------------------------------------
Total Electrical Components & Equipment                     634,970

FERTILIZERS & AGRICULTURAL CHEMICALS 6.5%

127,300   IMC Global Inc                                  1,877,675
 36,200   The Scotts Coa Class A                          1,657,236
-------------------------------------------------------------------
Total Fertilizers & Agricultural Chemicals                3,534,911

FOREST PRODUCTS 8.1%

207,600   Louisiana-Pacific Corp                          2,229,624
 25,400   Rayonier Inc                                    1,353,312
 12,800   Weyerhaeuser Co                                   804,608
-------------------------------------------------------------------
Total Forest Products                                     4,387,544

GOLD 8.4%

 50,400   Barrick Gold Corp                                 935,424
 79,300   Newmont Mining Corp                             2,195,817
114,300   Placer Dome Inc                                 1,400,175
-------------------------------------------------------------------
Total Gold                                                4,531,416

INDUSTRIAL GASES 1.1%

 11,300   Air Products & Chemicals Inc                $     583,645
-------------------------------------------------------------------
Total Industrial Gases                                      583,645

METAL & GLASS CONTAINERS 10.3%

 67,800   Crown Cork & Seal Co Inc(a)                       606,810
 94,250   Myers Industries Inc                            1,366,625
163,100   Owens-Illinois Inc(a)                           2,772,700
 25,000   Silgan Holdings Inc(a)                            835,750
-------------------------------------------------------------------
Total Metal & Glass Containers                            5,581,885

PAPER PACKAGING 6.6%

 58,200   Rock-Tenn Co Class A                            1,248,390
 23,800   Sealed Air Corp(a)                              1,120,504
 42,800   Sonoco Products Co                              1,224,508
-------------------------------------------------------------------
Total Paper Packaging                                     3,593,402

SPECIALTY CHEMICALS 11.8%

 47,700   Albemarle Corp                                  1,314,612
 19,700   ChemFirst Inc                                     526,975
 92,000   MacDermid Inc                                   1,992,720
 24,300   OM Group Inc                                    1,756,890
 34,200   Quaker Chemical Corp                              798,570
-------------------------------------------------------------------
Total Specialty Chemicals                                 6,389,767

STEEL 14.8%

105,400   AK Steel Holding Corp                           1,507,220
 22,000   A.M. Castle & Co.                                 238,480
 29,800   Commercial Metals Co                            1,251,600
 31,800   Nucor Corp                                      2,042,832
 35,200   Quanex Corp                                     1,249,600
111,300   Worthington Industries Inc                      1,709,568
-------------------------------------------------------------------
Total Steel                                               7,999,300

Total Common Stocks
          (Cost $43,236,874)                             53,688,381
-------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 0.4%

$198,925  Wisconsin Electric Demand Note,
          1.50%, 6/21/02                                    198,925
-------------------------------------------------------------------
Total Short-Term Commercial Notes (Cost $198,925)           198,925
-------------------------------------------------------------------
Total Investments 99.6% (Cost $43,435,799)               53,887,306
-------------------------------------------------------------------
Other Assets less Liabilities 0.4%                          222,511
-------------------------------------------------------------------
Net Assets 100.0%                                     $  54,109,817

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON TELECOMMUNICATION & UTILITIES FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Telecommunication & Utilities Fund dropped -0.03% for the six-months ending March 31, 2002, underperforming its broad-based benchmark, the S&P 1500 Index which gained 12.58% during the period. The performance of the Fund's narrower benchmarks was mixed: the S&P 1500 Communications Services Index dropped -24.03%, while the S&P 1500 Utilities Index gained 1.80% during the period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The Telecommunication and Utilities sectors underperformed the broader market as defined by the S&P 1500 Index over the past six months. While the broader market advanced as investors put fears of further terrorist attacks and impending economic doom behind them, they did not rush in to buy defensively-oriented telecommunications and utility issues. Instead, investors appeared to anticipate that an economic recovery was imminent and bought economically sensitive stocks primarily in the Technology, Basic Materials, and Consumer Discretionary sectors, which all outperformed the broader market during the period.

The recent investment environment was particularly hard on telecommunications issues. Major factors contributing to the steep -24.03% decline in the sector included the Securities and Exchange Commission's investigation into the accounting practices of Global Crossing, Qwest Communications, and Worldcom (none of which are Fund holdings), a capacity glut in the broadband arena, and continued intense pricing competition. While our valuation model indicated that telecommunication stocks were generally under priced in the market, this sector did not show any signs of price strength. Our value and relative strength measures underscored what seemed to be taking place in the market. Telecommunications stocks became increasingly cheap relative to fair value over the past six-months as a result of the concerns discussed above. Buying pressure, however, never emerged. Instead, investors avoided the uncertain climate in the Telecommunications sector in favor of more cyclically oriented sectors that stood to do well in an economic recovery.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund's performance can be attributed to its weightings in the Telecommunications and Utilities sectors. We rotated the Fund out of telecommunication issues and into electric and gas utility companies. This rotation took place throughout the period and was implemented to eliminate the Fund's exposure to the weak Telecommunications sector, while increasing the Fund's exposure to the relatively stronger Utilities sector.

We began trimming the Fund's positions in telecommunications related industries in early October. Holdings in the wireless telecommunications services industry, the integrated telecommunications services industry, and the telecommunications equipment industry were sold. We continued to pare the Fund's holdings in these industries throughout the fall and into early 2002. For the period in review, the wireless telecom, integrated telecom, and telecom equipment industries were down -43.69%, -21.16%, and -11.40% respectively as measured by their respective S&P 1500 industry indexes.

We used the proceeds from these sales to add to the Fund's holdings in electric and gas utilities industries. At the beginning of the period, the Fund's holdings in the three telecommunications related industries made up 37.8% of the Fund. By the end of the period, these same three industries comprised less than one percent of the Fund. In contrast, the electric and gas utilities industries made up 37.6% of the Fund at the beginning of the period. By the end of March 2002, these two industries comprised 71.70% of the Fund. As a result of this move out of telecommunications stocks and into the stronger performing utility related issues, we were able to minimize the impact of the decline in the Telecommunications sector on the Fund's performance.

While we managed to avoid the downturn in telecommunications stocks, we did miss the upturn in water utilities stocks. This industry was the top performer in the sector during the past six-months, with the S&P 1500 Water Utilities Index returning 11.40%. By way of comparison, the S&P 1500 Electric and Gas Utilities indexes were up 8.59% and 7.09% respectively. Although our relative strength measure indicated that water utilities stocks were the strongest in the sector at the start of the reporting period, they were also trading at a premium to fair value. Therefore, we allocated the Fund's resources to those utility industries that not only showed price strength, but were also undervalued.

WHAT IS THE INVESTMENT OUTLOOK FOR THE TELECOMMUNICATIONS AND UTILITIES SECTOR?

The theme that appears to be driving stock prices at present is one of a strengthening economy and higher corporate profits. This environment is not optimal for defensive sectors like telecommunications and utilities. Both tend to perform better when the economy is headed for recession and investors rush to find shelter in companies with relatively stable earnings and dividend streams.

PORTFOLIO PROFILE                            MARCH 31, 2002 (UNAUDITED)
Equities                                     95.4%
Top 10 Equity Holdings (% of Net Assets)     47.0%
Number of Stocks                               33
Cash Equivalents                              3.6%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                       MARCH 31, 2002 (UNAUDITED)
Constellation Energy Group Inc                5.1%
DQE Inc                                       5.0%
Oneok Inc                                     4.9%
Nicor Inc                                     4.7%
Great Plains Energy Inc                       4.6%
Northwest Natural Gas Co                      4.6%
Allegheny Energy Inc                          4.6%
Atmos Energy Corp                             4.6%
Wisconsin Energy Corp                         4.5%
National Fuel Gas Co                          4.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                        MARCH 31, 2002 (UNAUDITED)
Electric Utilities                           42.7%
Gas Utilities                                29.0%
Electrical Components & Equipment            14.0%
Multi-Utilities                               5.1%
Industrial Machinery                          2.5%
Construction & Engineering                    0.7%
Electronic Equipment & Instruments            0.7%
Telecommunications Equipment                  0.7%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

                                                            S&P 1500
             ICON TELECOMMUNICATION &                    COMMUNICATIONS     S&P 1500
                 UTILITIES FUND         S&P 1500 INDEX   SERVICES INDEX  UTILITIES INDEX
July 9, '97          $10,000               $10,000          $10,000          $10,000
    9/30/97          $10,630               $10,597          $10,622          $10,417
   12/31/97          $12,253               $10,852          $12,707          $12,118
    3/31/98          $13,800               $12,321          $14,982          $12,775
    6/30/98          $13,529               $12,620          $14,391          $12,766
    9/30/98          $14,232               $11,262          $15,105          $13,226
   12/31/98          $15,928               $13,709          $19,374          $13,625
    3/31/99          $15,112               $14,207          $20,000          $12,192
    6/30/99          $16,925               $15,312          $22,672          $13,518
    9/30/99          $16,402               $14,339          $21,048          $12,967
   12/31/99          $17,027               $16,485          $23,189          $12,330
    3/31/00          $15,960               $16,994          $22,888          $13,585
    6/30/00          $16,308               $16,554          $19,688          $14,281
    9/29/00          $18,860               $16,548          $17,603          $18,732
   12/29/00          $19,041               $15,338          $14,272          $19,530
    3/30/01          $15,995               $13,550          $14,014          $18,172
    6/29/01          $16,565               $14,440          $13,868          $17,309
    9/30/01          $15,327               $12,290          $13,802          $14,540
   12/31/01          $15,596               $13,706          $12,458          $14,271
    3/31/02          $15,322               $13,837          $10,537          $14,813

     The above graph compares a $10,000 investment made in the Fund on its inception date of July 9, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                           SIX-MONTHS ENDED                SINCE
                                            MARCH 31, 2002*     1 YEAR   INCEPTION**
ICON TELECOMMUNICATION & UTILITIES FUND         -0.03%           -4.21%    9.44%
S&P 1500 INDEX                                  12.58%            2.12%    7.11%
S&P 1500 COMMUNICATIONS SERVICES INDEX         -24.03%          -24.81%    1.11%
S&P 1500 UTILITIES INDEX                         1.80%          -18.49%    8.66%

     *    Six-month total return is not annualized. **   Inception date 7/9/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                              MARKET VALUE
COMMON STOCKS 95.4%

CONSTRUCTION & ENGINEERING 0.7%

  8,000   Dycom Industries Inc(a)                       $    119,600
--------------------------------------------------------------------
Total Construction & Engineering                             119,600

ELECTRIC UTILITIES 42.7%

 20,000   Allegheny Energy Inc                               827,000
  8,800   Consolidated Edison Inc                            368,808
 30,000   Constellation Energy Group Inc                     925,500
 42,000   DQE Inc                                            895,020
  3,900   DTE Energy Co                                      177,450
 45,000   El Paso Electric Co(a)                             704,250
 13,000   Entergy Corp                                       564,330
 33,500   Great Plains Energy Inc                            835,825
 30,000   PG&E Corp(a)                                       706,800
  5,700   Pinnacle West Capital Corp                         258,495
 23,500   The Southern Co                                    622,515
 32,500   Wisconsin Energy Corp                              808,600
--------------------------------------------------------------------
Total Electric Utilities                                   7,694,593

ELECTRICAL COMPONENTS & EQUIPMENT 14.0%

 13,500   A.O. Smith Corp                                    343,575
  9,000   American Power Conversion Corp(a)                  133,020
 16,000   Baldor Electric Co                                 361,600
 16,500   Electro Scientific Industries Inc(a)               604,725
  5,600   Emerson Electric Co                                321,384
  7,700   Hubbell Inc Class B                                253,330
 15,000   Paxar Corp(a)                                      252,750
 12,000   Rockwell Automation Inc                            240,720
--------------------------------------------------------------------
Total Electrical Components & Equipment                    2,511,104

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.7%

  4,300   Benchmark Electronics Inc(a)                       120,400
--------------------------------------------------------------------
Total Electronic Equipment & Instruments                     120,400

GAS UTILITIES 29.0%

 35,000   Atmos Energy Corp                             $    826,000
 32,600   National Fuel Gas Co                               793,810
 18,700   Nicor Inc                                          851,785
 29,800   Northwest Natural Gas Co                           834,698
 42,500   Oneok Inc                                          886,125
 18,200   Sempra Energy                                      457,730
 23,000   Southwest Gas Corp                                 575,000
--------------------------------------------------------------------
Total Gas Utilities                                        5,225,148

INDUSTRIAL MACHINERY 2.5%

 11,000   Graco Inc                                          449,350
--------------------------------------------------------------------
Total Industrial Machinery                                   449,350

MULTI-UTILITIES 5.1%

 10,700   Northwestern Corp                                  235,400
 26,700   Questar Corp                                       686,457
--------------------------------------------------------------------
Total Multi-Utilities                                        921,857

TELECOMMUNICATIONS EQUIPMENT 0.7%

  7,000   Inter-Tel Inc                                      129,290
--------------------------------------------------------------------
Total Telecommunications Equipment                           129,290

Total Common Stocks (Cost $16,226,039)                    17,171,342
--------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 3.6%

$341,209  American Family Demand Note,
          1.50%,   1/14/03                                   341,209
--------------------------------------------------------------------
309,030   Wisconsin Electric Demand Note,
          1.50%,   6/21/02                                   309,030
--------------------------------------------------------------------
Total Short-Term Commercial Notes (Cost $650,239)            650,239
--------------------------------------------------------------------
Total Investments 99.0% (Cost $16,876,278)                17,821,581
--------------------------------------------------------------------
Other Assets Less Liabilities 1.0%                           177,979
--------------------------------------------------------------------
Total Net Assets 100.0%                                 $ 17,999,560

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON SHORT-TERM FIXED INCOME FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

For the six months ended March 31, 2002, the ICON Short-Term Fixed Income Fund underperformed relative to its benchmarks, the Merrill Lynch Treasury Bill Indexes. The Fund yielded -.053% during the period vs. the Merrill Lynch 3-Month U.S. Treasury Bill Index's return of 1.07%, the Merrill Lynch 6-Month U.S. Treasury Bill Index's return of 1.21%, and the Merrill Lynch 1-Year U.S. Treasury Bill Index's return of 1.23%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

Over the last six months, the Federal Reserve Board continued to lower short-term interest rates. In October, November, and December of last year, the Fed lowered its benchmark Federal Funds interest rate from 3.00% to 1.75%. Those interest rate reductions completed a cycle of interest rate cuts that began in January of last year. In all, the Federal Funds Rate was lowered eleven times from 6.50% at the end of 2000, to its current level of 1.75%.

The Fed took these aggressive rate-cutting measures to revive an American economy that had fallen into recession and was reeling from the terror attacks of September 11th. By early 2002, however, the U.S. economy began to show signs of recovery. Sales of new and existing homes continued at a brisk pace, consumer confidence was rising, and economists were becoming increasingly optimistic about first-quarter gross domestic product. As a result of the improving economic conditions, the Federal Reserve Board switched to a "neutral bias" at the beginning of 2002. In other words, they were no longer inclined to continue to lower short-term interest rates. The Fed maintained their neutral stance on interest rates into the end of this past reporting period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

At the end of February, the Fund purchased a two-year U.S. Treasury note with a 3.00% coupon rate. This rate was better than prevailing rates at the time on U.S. treasury bills. One-month treasury bills were yielding about 1.75% in February, while six-month treasury bills were yielding approximately 1.85%. The Fund's negative return for the past six-month period was due to a decline in the market price of the two-year Treasury note. However, we anticipate holding the note until its maturity in February 2004, when the Fund would receive the full amount of the principal invested. In the meantime, the price of the note is subject to prevailing swings in interest rates, although not nearly as much as longer dated bonds.

WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM FIXED INCOME MARKET?

With the U.S. economy beginning to show signs of recovery and interest rates near all-time lows, there appears to be a greater risk of rates rising rather than falling. Still, inflation remains tame and we have yet to see any signs of robust near-term economic growth. Therefore, we expect interest rates to remain in a trading range over the next six months.

[CHART]

GROWTH OF $10,000 INVESTMENT

                ICON SHORT TERM    MERRILL LYNCH   MERRILL LYNCH    MERRILL LYNCH
                  FIXED INCOME    3-MONTH T-BILL   6-MONTH T-BILL    1-YR T-BILL
                                      $10,000         $10,000          $10,000
Feb. 1, '97         $10,000           $10,028         $10,032          $10,018
     3/1/97         $10,018           $10,071         $10,071          $10,043
     6/1/97         $10,164           $10,208         $10,223          $10,225
     9/1/97         $10,307           $10,345         $10,364          $10,386
    12/1/97         $10,446           $10,474         $10,497          $10,523
     3/1/98         $10,582           $10,610         $10,642          $10,673
     6/1/98         $10,705           $10,747         $10,788          $10,818
     9/1/98         $10,984           $10,899         $10,960          $11,046
    12/1/98         $11,079           $11,022         $11,082          $11,143
     3/1/99         $11,168           $11,138         $11,206          $11,256
     6/1/99         $11,223           $11,272         $11,323          $11,375
     9/1/99         $11,372           $11,414         $11,463          $11,516
    12/1/99         $11,464           $11,557         $11,596          $11,593
     3/1/00         $11,563           $11,718         $11,763          $11,741
     6/1/00         $11,699           $11,895         $11,949          $11,957
     9/1/00         $11,878           $12,075         $12,138          $12,130
    12/1/00         $12,036           $12,271         $12,351          $12,378
     3/1/01         $12,132           $12,456         $12,574          $12,641
     6/1/01         $12,209           $12,596         $12,720          $12,807
     9/1/01         $12,253           $12,732         $12,896          $13,050
   12/31/01         $12,240           $12,849         $13,037          $13,239
    3/31/02         $12,188           $12,868         $13,052          $13,211

     The above graph compares a $10,000 investment made in the Fund on its inception date of February 7, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                      SIX-MONTHS ENDED                     SINCE
                                       MARCH 31, 2002*  1 YEAR   5 YEAR  INCEPTION**
ICON SHORT-TERM FIXED FUND                 -.053%        0.46%    4.00%     3.92%
MERRILL LYNCH 3-MONTH T-BILL INDEX          1.07%        3.31%    5.03%     5.02%
MERRILL LYNCH 6-MONTH T-BILL INDEX          1.21%        3.80%    5.32%     5.31%
MERRILL LYNCH 1-YEAR T-BILL INDEX           1.23%        4.51%    5.64%     5.56%

     * Six-month total return is not annualized. **   Inception date 2/7/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                  MARKET VALUE
US GOVERNMENT AGENCIES 149.0%

$4,825,000     Federal Home Loan Bank Discount Note,
               1.47%,   4/01/02                             $ 4,825,000
-----------------------------------------------------------------------
Total US Government Agencies                                  4,825,000

US GOVERNMENT OBLIGATIONS 76.3%

$2,499,000     US Treasury Note,
               3.00%,   2/29/04                               2,468,837
-----------------------------------------------------------------------
Total US Government Obligations                               2,468,837

Total Investments 225.3% (Cost $7,325,495)                    7,293,837
-----------------------------------------------------------------------
Liabilities less Other Assets (125.3%)                       (4,056,876)
-----------------------------------------------------------------------
Total Net Assets 100.0%                                     $ 3,236,961

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON ASIA-PACIFIC REGION FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Asia-Pacific Region Fund dropped -2.74% for the six-months ended March 31, 2002, underperforming its benchmark, the MSCI Pacific Index which gained 0.98% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

An improving global economic outlook was the catalyst for the depressed Asian financial markets trending higher over the last six months. Once evidence surfaced of an economic recovery in the large economies of the world, the financial markets of Asia also began to improve.

The external demand driven economies of the Asia-Pacific region are reliant on the U.S. economy to export their products. Most countries with important economic ties to the U.S. showed signs of strength as the U.S. economy moved into the early phases of a recovery. These economies, like Hong Kong, New Zealand, and Singapore are expected to continue to move higher in unison with the U.S. The U.S. economy is also vitally important to the Japanese economy. The domestic economy of Japan remained stagnate over the six-month period so a strengthening U.S. economy over the last six months was good news for Japanese companies that export their products to the U.S. Overall, our quantitative model revealed strong valuation in this region during the six-month period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Our investment strategy focuses on country rotation within the region using a value approach. The Fund's country weightings remained relatively constant during the period. Our quantitative model indicated that cyclical and economically sensitive sectors and industries in the more developed countries remained on sale and the Fund was able to capitalize on these bargains.

At the end of the six-month period, the Fund was composed of equities from Australia, Hong Kong, Japan, New Zealand, and Singapore. The Fund's largest country weighting was in Japan, where holdings were concentrated in economically sensitive industries, with a significant portion in automobile manufacturers. The Fund's largest holding was Nissan Motor Company (7.4% of the Fund as of March 31, 2002), whose main operation is the manufacturing of automobiles.

Other holdings in the Fund include Orica Limited (2.9% of Fund as of March 31, 2002), an Australian manufacturer, Hong Kong & China Gas Company Limited (3.1% of the Fund), whose principal activities are the production, distribution, and marketing of town gas and related activities, and Warehouse Group Limited (2.1% of the Fund), a New Zealand retail-oriented holding company.

Periodically during this period, the Fund experienced high cash balances because of large purchases and redemptions by market timers attempting to benefit from short-term gains in Asia and the Pacific. Holding cash positions helped avoid the costs associated with excessive trading to invest and then redeem these short term purchases, yet also affected the Fund's performance by limiting its ability to fully participate in the gains in the region. We are taking steps to address these market timing issues. We remain satisfied with our equity selection in the region during the six month period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

Based on our valuation methodology, we expect the Asia-Pacific region to continue to strengthen as the global economy continues its recovery. The export driven economies of Asia and the Pacific should benefit from global economic expansion as external demand from abroad increases. We favor cyclical and industrial industries in Asia, as our quantitative model indicates that stocks in these industries possess strong value and are showing leadership. We look for continued progress in Asia over the next six months.

PORTFOLIO PROFILE                            MARCH 31, 2002 (UNAUDITED)
Equities                                     84.7%
Top 10 Equity Holdings (% of Net Assets)     46.5%
Number of Stocks                             26
Cash Equivalents                              0.0%
--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       MARCH 31, 2002 (UNAUDITED)
Nissan Motor Co Ltd                           7.4%
Nidec Corp                                    6.5%
Honda Motor Co Ltd                            6.3%
Sharp Corp                                    4.1%
Rohm Company Ltd                              3.9%
Toyota Motor Corp                             3.8%
Sony Corp                                     3.8%
Fraser & Neave Ltd                            3.7%
Carter Holt Harvey Ltd                        3.5%
Swire Pacific Ltd                             3.5%
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION                        MARCH 31, 2002 (UNAUDITED)
Japan                                        44.1%
Singapore                                    12.8%
Hong Kong                                    12.6%
New Zealand                                  12.2%
Australia                                     3.0%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

                 ICON ASIA-PACIFIC REGION FUND      MSCI PACIFIC INDEX
Feb. 25, '97              $10,000                        $10,000
   3/31/1997              $ 9,550                        $ 9,988
   6/30/1997              $11,320                        $11,856
   9/30/1997              $ 9,940                        $10,357
  12/31/1997              $ 8,270                        $ 8,195
   3/31/1998              $ 8,310                        $ 8,430
   6/30/1998              $ 7,360                        $ 7,662
   9/30/1998              $ 6,090                        $ 6,593
  12/31/1998              $ 7,760                        $ 8,289
   3/31/1999              $ 8,570                        $ 9,191
   6/30/1999              $ 9,810                        $10,045
   9/30/1999              $10,870                        $11,168
  12/31/1999              $13,170                        $12,946
   3/31/2000              $11,620                        $12,862
   6/30/2000              $10,870                        $12,115
   9/29/2000              $10,250                        $10,926
  12/29/2000              $ 9,610                        $ 9,527
   3/30/2001              $ 9,010                        $ 8,626
   6/29/2001              $ 8,710                        $ 8,704
   9/30/2001              $ 6,810                        $ 7,084
  12/31/2001              $ 6,764                        $ 6,678
   3/31/2002              $ 6,624                        $ 6,796

     The above graph compares a $10,000 investment made in the Fund on its inception date of February 25, 1997 to a $10,000 investment made in an unmanaged securities index on that date. The Funds performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                       SIX-MONTHS ENDED                                SINCE
                                        MARCH 31, 2002*      1 YEAR        5 YEAR    INCEPTION**
ICON ASIA-PACIFIC REGION FUND               -2.74%           -26.49%        -7.06%      -7.77%
MSCI PACIFIC INDEX                           0.98%           -17.08%        -6.46%      -7.30%

     *   Six-month total return is not annualized. **    Inception date 2/25/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the index can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                    MARKET VALUE
COMMON STOCKS 84.7%

AUSTRALIA 3.0%

 76,800    Orica Ltd                          $   316,431
---------------------------------------------------------
Total Australia                                   316,431

HONG KONG 12.6%

156,500    Cathay Pacific Airways Ltd             237,766
 24,900    Hang Seng Bank Ltd                     278,536
242,084    Hong Kong & China Gas Co               333,650
 16,134    Sun Hung Kai Properties Ltd            122,559
511,000    Swire Pacific Ltd                      373,433
---------------------------------------------------------
Total Hong Kong                                 1,345,944

JAPAN 44.1%

 10,000    Canon Inc                              371,223
 31,000    Hitachi Ltd                            226,650
 16,000    Honda Motor Co Ltd                     672,427
 10,900    Nidec Corp                             697,416
110,000    Nissan Motor Co Ltd                    795,111
 15,300    Pioneer Corp                           294,375
  2,800    Rohm Co Ltd                            420,418
 33,000    Sharp Corp                             435,236
  7,800    Sony Corp                              405,493
 14,100    Toyota Motor Corp                      406,399
---------------------------------------------------------
Total Japan                                     4,724,748

NEW ZEALAND 12.2%

113,130    Contact Energy Ltd                 $   193,721
439,120    Carter Holt Harvey Ltd                 375,002
 55,859    Fisher & Paykel Industries Ltd(a)      243,432
 67,457    Fisher & Paykel Appliances
           Holdings Ltd(a)                        275,862
 70,330    The Warehouse Group Ltd                226,002
---------------------------------------------------------
Total New Zealand                               1,314,019

SINGAPORE 12.8%

250,814    Singapore Technologies
           Engineering Ltd                        314,215
 18,587    Singapore Press
           Holdings Ltd                           247,974
 93,500    Fraser & Neave Ltd                     395,520
 30,950    Oversea-Chinese
           Banking Corp Ltd                       231,634
 22,279    United Overseas Ltd                    183,655
---------------------------------------------------------
Total Singapore                                 1,372,998

Total Investments 84.7% (Cost $7,788,111)       9,074,140
---------------------------------------------------------
Other Assets Less Liabilities 15.3%             1,646,471
---------------------------------------------------------
Total Net Assets 100.0%                       $10,720,611

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

SUMMARY OF INVESTMENTS BY INDUSTRY

                                      % OF INVESTMENTS
Automobile Manufacturers                         20.7%
Consumer Electronics                             15.5%
Electrical Components & Instruments               7.7%
Banks                                             7.6%
Semiconductors                                    4.6%
Brewers                                           4.4%
Electronic Equipment & Instruments                4.1%
Forest Products                                   4.1%
Multi-Sector Holdings                             4.1%
Gas Utilities                                     3.7%
Aerospace & Defense                               3.5%
Diversified Chemicals                             3.5%
Health Care Equipment                             2.7%
Publishing                                        2.7%
Airlines                                          2.6%
General Merchandise Stores                        2.5%
Industrial Conglomerates                          2.5%
Electric Utilities                                2.1%
Real Estate Management & Development              1.4%
-------------------------------------------------------
Total                                           100.0%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON NORTH EUROPE REGION FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON North Europe Region Fund gained 8.42% for the six-months ending March 31, 2002, underperforming the MSCI Europe 15 Index which gained 9.32% during the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

The European stock markets rose over the last six months as the American economy avoided a steep economic downturn and housing markets across the globe continued to thrive. The fear and uncertainty that had paralyzed world markets just after the September 11th terror attacks last year were replaced with relief and then optimism about the world's economic future. In addition, the U.S. Federal Reserve Board's and the European Central Bank's series of interest rate cuts implemented last year appear to have supported world housing markets and consumer spending.

The fear that originally drove European stock prices to levels below fair value, according to our valuation model, set the stage for a strong equity market rally. As investors began to see signs that the European economy was turning the corner, investors purchased equities at bargain prices. Major equity indexes across North Europe were up, although there was a wide disparity among country returns. At one extreme, Finland's Hex25 Index rose 30.4% over the six-month period while at the other end of the spectrum, Belgium's Bel20 Index managed only a 1.5% return. Among other country returns, Sweden's OMX Index gained 17.4% and London's FTSE 100 Index was up 5.7%. The wide variance in country returns underscores the importance of country selection in global investing.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

While the Fund appreciated over the six-month period, currency fluctuations had an overall negative impact on performance. A 3.0% rise in the Swedish Krona relative to the U.S. Dollar was offset by a 3.1% fall in the British Pound. A 4.21% decline in the Euro, however, reduced the Fund's total return.

The Fund entered the reporting period tilted toward those sectors that were undervalued based on our model and that stood to perform well in an economic recovery. Since European equity prices moved higher right from the start of the period as investors began to anticipate improved economic conditions, we saw no compelling reason to make significant changes to the Fund's sector exposure. The Fund remained primarily invested in equities from the economically sensitive Basic Materials, Consumer Cyclical, Industrial, and Technology sectors.

The Fund's country exposure, however, was adjusted in mid-December and into early January to tilt it towards those undervalued countries that were also leading the European equity markets off of the September 2001 lows. Positions in the United Kingdom and Norway were pared to make room for larger weightings in Germany and Finland. The United Kingdom's portfolio weighting was reduced by about 8%, and Norway was trimmed by almost 5%, while positions in Germany and Finland were increased by over 10% each. Sweden remained the largest country holding comprising 31.5% of the Fund. It was a major contributor to the Fund's 8.42% return this period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE NORTH EUROPE REGION?

Like the U.S. economy, European economic conditions have stabilized over the past six months. Despite the recent rally in the European equity markets, stock prices remain low relative to fair value based on our valuation model. With housing still strong, consumer confidence improving, and interest rates still low, economic conditions support a continued upward move in European equities over the next six months.

FINLAND'S HEX25 INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX THAT IS CALCULATED USING THE MOST RECENT PRICES OF THE 25 MOST TRADED SHARE SERIES LISTED ON THE HELSINKI EXCHANGES. BELGIUM'S BEL20 INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX OF THE 20 MOST CAPITALIZED AND LIQUID BELGIAN STOCKS THAT ARE TRADED ON THE BRUSSELS STOCK EXCHANGE. SWEDEN'S OMX INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF THE 30 STOCKS THAT HAVE THE LARGEST TRADING VOLUME ON THE STOCKHOLM STOCK EXCHANGE. THE LONDON'S FTSE 100 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF THE 100 MOST HIGHLY CAPITALIZED COMPANIES TRADED ON THE LONDON STOCK EXCHANGE. THE INDEX RETURNS INCLUDE THE REINVESTMENT OF DIVIDENDS BUT DO NOT REFLECT THE COSTS OF MANAGING A MUTUAL FUND. INDIVIDUAL CANNOT INVEST DIRECTLY IN THE INDEXES.

PORTFOLIO PROFILE                            MARCH 31, 2002 (UNAUDITED)
Equities                                     95.3%
Top 10 Equity Holdings (% of Net Assets)     37.0%
Number of Stocks                             38
Cash Equivalents                              0.0%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                       MARCH 31, 2002 (UNAUDITED)
ASML Holding NV                               4.9%
SKF AB                                        4.7%
Svenska Cellulosa AB - Series B               4.1%
Outokumpu Oyj                                 3.6%
Stockmann Oyj Abp                             3.6%
Wolseley Plc                                  3.5%
Hennes & Mauritz AB - B Shares                3.4%
TietoEnator Oyj                               3.2%
Norske Skogindustrier ASA                     3.0%
Elkem ASA                                     3.0%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                        MARCH 31, 2002 (UNAUDITED)
Sweden                                       31.5%
Germany                                      18.4%
United Kingdom                               13.9%
Finland                                      13.0%
Norway                                        8.4%
Netherlands                                   8.2%
Belgium                                       1.9%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

                          ICON NORTH                MSCI EUROPE        BLOOMBERG EUROPEAN
                      EUROPE REGION FUND              15 INDEX              500 INDEX
Feb. 18, '97              $10,000                     $10,000               $10,000
     3/31/97              $10,230                     $10,310               $10,126
     6/30/97              $10,570                     $11,180               $11,370
     9/30/97              $11,060                     $12,053               $12,437
    12/31/97              $11,275                     $12,010               $12,561
     3/31/98              $12,893                     $14,393               $15,423
     6/30/98              $13,554                     $15,076               $16,049
     9/30/98              $11,834                     $12,850               $12,850
    12/31/98              $12,994                     $15,196               $15,170
     3/31/99              $12,164                     $14,818               $15,765
     6/30/99              $12,721                     $14,714               $16,714
     9/30/99              $13,346                     $14,826               $16,468
    12/31/99              $15,689                     $17,342               $20,709
     3/31/00              $15,576                     $17,296               $21,856
     6/30/00              $15,151                     $16,691               $21,156
     9/29/00              $14,739                     $15,418               $20,831
    12/29/00              $14,332                     $15,666               $19,720
     3/30/01              $12,232                     $13,181               $17,658
     6/29/01              $12,218                     $12,815               $18,744
     9/30/01              $10,274                     $11,224               $15,178
    12/31/01              $11,139                     $12,340               $17,149
     3/31/02              $11,139                     $12,270               $17,516

     The above graph compares a $10,000 investment made in the Fund on its inception date of February 18, 1997 to a $10,000 investment made in unmanaged securities indexes on that date. The Funds performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                       SIX-MONTHS ENDED                                SINCE
                                        MARCH 31, 2002*      1 YEAR        5 YEAR    INCEPTION**
ICON NORTH EUROPE REGION FUND               8.42%            -8.94%         1.72%       2.13%
MSCI EUROPE 15 INDEX                        9.32%            -6.91%         3.54%       4.08%

     *    Six-month total return is not annualized. **   Inception date 2/18/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the indexes can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                    MARKET VALUE
COMMON STOCKS 95.3%

BELGIUM 1.9%

  2,100   Glaverbel SA(a)                     $   264,744
---------------------------------------------------------
Total Belgium                                     264,744

FINLAND 13.0%

 46,000   Outokumpu Oyj                           511,691
 41,000   Stockmann Oyj Abp                       502,574
 18,000   TietoEnator Oyj                         455,418
 29,700   Metso Corp(a)                           360,173
---------------------------------------------------------
Total Finland                                   1,829,856

GERMANY 18.4%

  4,800   Adidas-Salomon AG(a)                    343,396
  8,000   Heidelberger Zement AG                  370,267
  8,000   Hugo Boss AG                            182,865
 11,000   KarstadtQuelle AG                       357,965
  2,700   SAP AG                                  409,876
  6,000   Siemens AG                              392,602
 23,000   Thyssen Krupp AG                        361,193
  3,400   Volkswagen AG                           177,979
---------------------------------------------------------
Total Germany                                   2,596,143

UNITED KINGDOM 13.9%

 17,500   Amvescap Plc                            241,491
 28,700   Berkeley Group Plc                      324,111
 22,000   Gus Plc                                 219,310
 41,400   MyTravel Group Plc                      145,625
 18,100   Rio Tinto Plc                           357,773
 14,900   Smiths Group Plc                        172,086
 48,800   Wolseley Plc                            495,506
---------------------------------------------------------
Total United Kingdom                            1,955,902

NETHERLANDS 8.2%

 27,200   ASML Holding NV(a)                      685,814
  6,600   IHC Caland NV                           333,685
  7,400   Koninklijke Vopak NV                    132,350
---------------------------------------------------------
Total Netherlands                               1,151,849

NORWAY 8.4%

 17,069   Bergensen D Y ASA                   $   324,693
 21,356   Elkem ASA                               423,169
 22,564   Norske Skogindustrier ASA               427,944
---------------------------------------------------------
Total Norway                                    1,175,806

SWEDEN 31.5%

 15,300   Atlas Copco AB                          359,672
 20,800   Electrolux AB                           369,485
 23,500   Hennes & Mauritz
          AB - B Shares                           475,300
 12,300   Modern Times Group
          MTG AB(a)                               338,428
 15,600   Sandvik AB                              371,242
 31,000   Skandinaviska Enskilda
          Banken AB                               308,258
 28,500   SKF AB                                  664,474
 17,500   Ssab Svenskt Stal
          AB - Series A                           181,619
 18,500   Svenska Cellulosa
          AB - Series B                           575,100
 15,280   Svenska Handelsbanken
          AB - A Shares                           219,061
 21,100   Volvo AB - B Shares                     417,592
 55,000   WM-Data AB - B Shares                   146,020
---------------------------------------------------------
Total Sweden                                    4,426,251

Total Investments 95.3% (Cost $12,903,424)     13,400,551
---------------------------------------------------------
Other Assets less Liabilities 4.7%                662,111
---------------------------------------------------------
Total Net Assets 100.0%                       $14,062,662

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

SUMMARY OF INVESTMENTS BY INDUSTRY

                                      % OF INVESTMENTS
Industrial Machinery                             16.3%
Industrial Conglomerates                          6.9%
Diversified Metals & Mining                       6.5%
Department Stores                                 6.4%
Semiconductor Equipment                           5.1%
IT Consulting & Services                          4.5%
Household Products                                4.3%
Apparel, Accessories & Luxury Goods               3.9%
Banks                                             3.9%
Distributors                                      3.7%
Apparel Retail                                    3.5%
Marine                                            3.4%
Paper Products                                    3.2%
Application Software                              3.1%
Construction & Farm Machinery &
 Heavy Trucks                                     3.1%
Construction Materials                            2.8%
Consumer Electronics                              2.8%
Broadcasting & Cable TV                           2.5%
Oil & Gas Equipment & Services                    2.5%
Homebuilding                                      2.4%
Industrial Gases                                  2.0%
Diversified Financial Services                    1.8%
Catalog Retail                                    1.6%
Steel                                             1.4%
Automobile Manufacturers                          1.3%
Hotels, Resorts & Cruise Lines                    1.1%
-------------------------------------------------------
Total                                           100.0%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

ICON SOUTH EUROPE REGION FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON South Europe Region Fund gained 10.97% for the six-months ending
March 31, 2002, outperforming the MSCI Europe 15 Index which gained 9.32% during the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE IN THE PAST SIX MONTHS?

European markets rebounded over the last six months, as prospects for an economic recovery overcame the grim outlook that prevailed in the world's markets post September 11. Uncertainty was replaced with relief and then optimism. The severity of the economic downturn was stemmed by the swift action after the terrorist attacks of both the U.S. Federal Reserve Board and the European Central Bank to bolster consumer confidence and spending by lowering interest rates.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The countries that comprise the investable universe for the ICON South Europe Region Fund generally performed well in the past six months. The major country indexes in the region were up notably over the time period, with returns ranging from 8.43% for Portugal's Lisbon BVL General Index to France's CAC 40 Index return of 14.97% during the six-month period.

There were no significant rotations in the Fund during the period with the exception of the Fund's exposure to Austria which was reduced from 13.9% at the beginning of the period to 5.4% as of March 31, 2002. The Fund remained primarily invested in equities from the economically sensitive Consumer Cyclical sector during the period. Securities in the Materials, Industrials, and Consumer Discretionary sectors now comprise nearly 40% of the Fund.

The positive appreciation in the equities held in the Fund was partially off set by a -4.36% erosion in the Euro, which is the Fund's predominant currency exposure.

WHAT IS THE INVESTMENT OUTLOOK FOR THE SOUTH EUROPE REGION?

The economic outlook for European countries has improved notably over the last few months. Both the Euro, relative to the U.S. dollar, and the equity markets have shown signs of improvement. We are optimistic that these trends will continue as the European economy continues to shows signs of recovery.

PORTUGAL'S LISBON BVL GENERAL INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS TRADED ON THE OFFICIAL MARKET OF THE LISBON STOCK EXCHANGE. FRANCE'S CAC 40 INDEX IS A NARROW BASED CAPITALIZATION-WEIGHTED INDEX OF 40 COMPANIES LISTED ON THE PARIS BOURSE. THE INDEX RETURNS INCLUDE THE REINVESTMENT OF DIVIDENDS BUT DO NOT REFLECT THE COSTS OF MANAGING A MUTUAL FUND. INDIVIDUAL CANNOT INVEST DIRECTLY IN THE INDEXES.

PORTFOLIO PROFILE                                   MARCH 31, 2002 (UNAUDITED)
Equities                                            95.0%
Top 10 Equity Holdings (% of Net Assets)            41.3%
Number of Stocks                                    35
Cash Equivalents                                     3.9%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                              MARCH 31, 2002 (UNAUDITED)
Viscofan, Industria Navarra de
Envolturas Celulosicas SA                            5.5%
Zardoya Otis SA                                      5.1%
ACS, Actividades de Construccion y Servicios SA      4.9%
Peugeot Citroen SA                                   4.1%
Nestle SA                                            3.8%
Essilor International SA                             3.7%
Arcelor                                              3.6%
Credit Suisse Group                                  3.6%
Publicis Groupe                                      3.5%
BNP Paribas                                          3.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                               MARCH 31, 2002 (UNAUDITED)
France                                              41.6%
Spain                                               20.7%
Switzerland                                         16.1%
Italy                                                8.4%
Austria                                              5.4%
Portugal                                             2.8%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF $10,000 INVESTMENT

                              ICON SOUTH EUROPE REGION FUND       MSCI EUROPE 15 INDEX
Feb. 20, '97                             $10,000                        $10,000
     3/31/97                             $ 9,800                        $10,308
     6/30/97                             $10,700                        $11,178
     9/30/97                             $11,900                        $12,051
    12/31/97                             $12,382                        $12,008
     3/31/98                             $15,106                        $14,390
     6/30/98                             $15,606                        $15,073
     9/30/98                             $12,627                        $12,847
    12/31/98                             $15,070                        $15,193
     3/31/99                             $14,247                        $14,815
     6/30/99                             $13,198                        $14,711
     9/30/99                             $13,437                        $14,823
    12/31/99                             $14,367                        $17,338
     3/31/00                             $13,849                        $17,293
     6/30/00                             $14,460                        $16,688
     9/29/00                             $13,464                        $15,415
    12/29/00                             $14,181                        $15,663
     3/30/01                             $12,654                        $13,179
     6/29/01                             $11,552                        $12,812
     9/30/01                             $10,795                        $11,222
    12/31/01                             $11,141                        $12,338
     3/31/02                             $11,980                        $12,267

     The above graph compares a $10,000 investment made in the Fund on its inception date of February 20, 1997 to a $10,000 investment made in an unmanaged securities index on that date. The Funds performance assumes the reinvestment of dividends and capital gain distributions.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                           SIX-MONTHS ENDED                                     SINCE
                                            MARCH 31, 2002*         1 YEAR        5 YEAR      INCEPTION**
ICON SOUTH EUROPE REGION FUND                  10.97%               -5.33%         4.10%         3.60%
MSCI EUROPE 15 INDEX                            9.32%               -6.91%         3.54%         4.08%

     * Six-month total return is not annualized. **   Inception date 2/20/97.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about the index can be found on pages 2 and 3.

SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                    MARKET VALUE
COMMON STOCKS 95.0%

AUSTRIA 5.4%

  3,100   Mayr Melnhof Karton AG              $   183,101
  2,800   BBAG Oesterreichische
          Brau-Beteiligungs AG                    131,426
---------------------------------------------------------
Total Austria                                     314,527

FRANCE 41.6%

 15,100   Arcelor(a)                              206,831
  4,000   BNP Paribas                             202,059
  1,200   Compagnie de Saint-Gobain               195,882
  6,000   Essilor International SA                214,884
  1,700   Lafarge SA                              152,024
    800   L'Air Liquide SA                        117,397
  2,900   Pechiney SA                             154,589
  4,800   Peugeot Citroen SA                      237,027
    800   Pinault-Printemps-Redoute SA             94,783
  6,000   Publicis Group(a)                       203,420
  3,000   Schneider Electric SA                   151,806
  1,000   Technip Coflexip SA                     137,585
    700   Total Fina Elf SA                       108,096
  2,400   Valeo SA                                106,578
  2,000   Vinci SA                                129,559
---------------------------------------------------------
Total France                                    2,412,520

ITALY 8.4%

  8,000   Autogrill S.P.A                          88,082
177,200   Impregilo S.P.A(a)                      107,291
 14,017   Mediobanca S.P.A                        147,116
  8,600   SAI S.P.A                               145,559
      1   San Paolo IMI S.P.A                           9
---------------------------------------------------------
Total Italy                                       488,057

PORTUGAL 2.8%

 21,000   Brisa-Auto Estradas de Portugal SA       97,836
  8,300   Portugal Telecom, SPGS, SA               61,768
---------------------------------------------------------
Total Portugal                                    159,604

SPAIN 20.7%

 10,200   ACS, Actividades de
          Construccion y Servicios SA         $   282,097
  8,200   Fomento De Contrucciones
          y Contratas SA                          198,025
  6,000   Gas Natural SDG SA                      103,176
 50,900   Viscofan, Industria Navarra
          de Envolturas Celulosicas SA            321,067
 27,400   Zardoya Otis SA                         296,423
---------------------------------------------------------
Total Spain                                     1,200,788

SWITZERLAND 16.1%

  5,436   Credit Suisse Group                     206,056
    200   Lonza Group AG                          132,953
  1,000   Nestle SA(a)                            222,381
  3,000   Novartis AG                             117,999
  1,300   Roche Holding AG(a)                     101,067
  3,144   UBS AG                                  154,788
---------------------------------------------------------
Total Switzerland                                 935,244

Total Common Stocks (Cost $5,366,237)           5,510,740
---------------------------------------------------------
DEMAND DEPOSITS 3.9%

$225,135  J.P. Morgan Chase Interest Bearing
          Demand Deposit Account,
          0.3550%                                 225,135
---------------------------------------------------------
Total Investments 98.9% (Cost $5,591,372)       5,735,875
---------------------------------------------------------
Other Assets less Liabilities 1.1%                 66,513
---------------------------------------------------------
Total Net Assets 100.0%                       $ 5,802,388

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

SUMMARY OF INVESTMENTS BY INDUSTRY

                                     % OF INVESTMENTS
Metal & Glass Containers                        15.4%
Construction & Engineering                      13.0%
Banks                                           10.1%
Building Products                                5.4%
Specialty Chemicals                              4.5%
Automobile Manufacturers                         4.3%
Packaged Foods & Meats                           4.0%
Pharmaceuticals                                  4.0%
Health Care Equipment                            3.9%
Steel                                            3.8%
Advertising                                      3.7%
Construction Materials                           2.8%
Diversified Financial Services                   2.8%
Electrical Components & Equipment                2.8%
Multiline Insurance                              2.6%
Oil & Gas Equipment & Services                   2.5%
Brewers                                          2.4%
Oil & Gas Refining & Marketing
& Transportation                                 2.0%
Automobile Parts & Equipment                     1.9%
Gas Utilities                                    1.9%
Highways & Railtracks                            1.8%
Department Stores                                1.7%
Restaurants                                      1.6%
Integrated Telecommunication Services            1.1%
------------------------------------------------------
Total                                          100.0%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  This page has been intentionally left blank.

ICON FUNDS      STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2002 (UNAUDITED)

                                               ICON CONSUMER      ICON ENERGY     ICON FINANCIAL   ICON HEALTHCARE ICON INDUSTRIALS
                                             DISCRETIONARY FUND       FUND             FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments at cost                             $ 160,498,670     $ 76,229,958     $ 54,962,584     $ 21,915,480    $ 101,288,429
                                                ------------------------------------------------------------------------------------
Investments at value                              207,138,191       89,128,280       59,913,615       26,601,839      120,686,604
Cash                                                  401,117        4,760,293                -                -                -
Receivables:
   Fund shares sold                                 1,100,808        1,255,244          463,395          113,065          595,894
   Investments sold                                   393,869                -                -        1,040,312                -
   Interest                                             1,543            1,582            1,454            1,450            2,671
   Dividends                                           54,687           30,317           23,963           14,594           57,730
Deferred organizational costs                           1,534                -            1,534              676            1,564
Other                                                       -                -                -                -              338
                                                ------------------------------------------------------------------------------------
   Total Assets                                   209,091,749       95,175,716       60,403,961       27,771,936      121,344,801

LIABILITIES

Payables:
   Due to Custodian                                         -                -                -          920,009                -
   Fund shares redeemed                                89,023          171,606          256,860           67,316           22,230
   Investments bought                                 931,573                -                -                -                -
   Advisory fee                                       174,040           59,998           48,976           37,118           99,923
   Fund accounting, custodial and
     transfer agent fees                               69,837           23,367           20,399           16,572           40,921
   Administration fee                                   8,702            3,000            2,449            1,856            4,996
   Distributions due to shareholders                        -                -                -                -                -
   Accrued expenses                                    43,785           22,377           22,245           19,753           30,667
                                                ------------------------------------------------------------------------------------
   Total Liabilities                                1,316,960          280,348          350,929        1,062,624          198,737
Net Assets                                      $ 207,774,789     $ 94,895,368     $ 60,053,032     $ 26,709,312    $ 121,146,064
   Shares outstanding (unlimited shares
   authorized, no par value)                       15,893,053        6,417,025        5,325,972        2,279,988       10,981,160
Net Asset Value (offering price and
   redemption price per share)                  $       13.07     $      14.79     $      11.28     $      11.71    $       11.03

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       50

                                                                  ICON LEISURE
                                               ICON INFORMATION   AND CONSUMER        ICON        ICON TELECOMM &   ICON SHORT-TERM
                                               TECHNOLOGY FUND    STAPLES FUND    MATERIALS FUND   UTILITIES FUND  FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments at cost                             $ 219,523,975     $ 90,618,194     $ 43,435,799     $ 16,876,278    $   7,325,495
                                                ------------------------------------------------------------------------------------
Investments at value                              234,178,779      112,142,193       53,887,306       17,821,581        7,293,837
Cash                                                        -                -                -                -              348
Receivables:
   Fund shares sold                                 6,084,655        2,099,206          218,881          158,033           32,238
   Investments sold                                 2,106,194                -                -                -                -
   Interest                                               945            2,135              923              735            6,519
   Dividends                                           14,640              652           86,575           51,644                -
Deferred organizational costs                             707            1,534            1,564            1,534              717
Other                                                       -                -                -                -                -
                                                ------------------------------------------------------------------------------------
   Total Assets                                   242,385,920      114,245,720       54,195,249       18,033,527        7,333,659

LIABILITIES

Payables:
   Due to Custodian                                         -                -                -                -                -
   Fund shares redeemed                               518,813           34,574            2,787                -        4,081,316
   Investments bought                                       -        1,233,906                -                -                -
   Advisory fee                                       194,031           86,710           44,888           14,200            2,939
   Fund accounting, custodial and
     transfer agent fees                               81,328           33,231           17,073            5,954            1,439
   Administration fee                                   9,702            4,335            2,242              710              262
   Distributions due to shareholders                        -                -                -                -              591
   Accrued expenses                                    55,198           26,102           18,442           13,103           10,151
                                                ------------------------------------------------------------------------------------
   Total Liabilities                                  859,072        1,418,858           85,432           33,967        4,096,698
Net Assets                                      $ 241,526,848     $112,826,862     $ 54,109,817     $ 17,999,560    $   3,236,961
   Shares outstanding (unlimited shares
   authorized, no par value)                       23,399,394        8,304,471        7,131,659        2,934,590          357,682
Net Asset Value (offering price and
   redemption price per share)                  $       10.32     $      13.59     $       7.59     $       6.13    $        9.05

                                              ICON ASIA-PACIFIC  ICON N. EUROPE   ICON S. EUROPE
                                                 REGION FUND       REGION FUND      REGION FUND
------------------------------------------------------------------------------------------------
ASSETS

Investments at cost                             $   7,788,111     $ 12,903,424     $  5,591,372
                                                ------------------------------------------------
Investments at value                                9,074,140       13,400,551        5,735,875
Cash                                                1,277,467        1,304,545           84,699
Receivables:
   Fund shares sold                                   393,968        1,276,004           73,597
   Investments sold                                         -                -                -
   Interest                                             4,829            1,565               83
   Dividends                                           13,504           29,376           56,541
Deferred organizational costs                             676              676              676
Other                                                       -                -                -
                                                ------------------------------------------------
   Total Assets                                    10,764,584       16,012,717        5,951,471

LIABILITIES

Payables:
   Due to Custodian                                         -                -                -
   Fund shares redeemed                                     -        1,904,983          119,867
   Investments bought                                       -                -                -
   Advisory fee                                        13,996           14,166            4,852
   Fund accounting, custodial and
     transfer agent fees                               10,043           11,828            5,029
   Administration fee                                     700              708              243
   Distributions due to shareholders                        -                -                -
   Accrued expenses                                    19,234           18,370           19,092
                                                -----------------------------------------------
   Total Liabilities                                   43,973        1,950,055          149,083
Net Assets                                      $  10,720,611     $ 14,062,662     $  5,802,388
   Shares outstanding (unlimited shares
   authorized, no par value)                        1,623,579        1,808,037          644,798
Net Asset Value (offering price and
   redemption price per share)                  $        6.60     $       7.78     $       9.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ICON FUNDS      STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED 31, 2002 (UNAUDITED)

                                                ICON CONSUMER      ICON ENERGY    ICON FINANCIAL   ICON HEALTHCARE  ICON INDUSTRIALS
                                              DISCRETIONARY FUND      FUND             FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:

     Interest                                   $      19,245     $     25,142     $      8,259     $     20,828    $      23,765
     Dividends                                        591,395          243,409          335,362           42,206          543,421
     Foreign taxes withheld                                 -                -                -                -                -
                                                ------------------------------------------------------------------------------------
   Total investment income                            610,640          268,551          343,621           63,034          567,186
   Expenses:
     Advisory fees                                    778,794          263,925          272,967          202,701          484,945
     Fund accounting, custodial and
       transfer agent fees                            124,236           42,624           41,662           31,328           75,404
     Administration fees                               36,149           11,926           12,184            9,149           22,403
     Audit fees                                        14,039            4,703            4,999            3,749            8,824
     Registration fees                                 14,480           10,694            9,713            9,194           10,080
     Legal fees                                         5,385            1,820            1,925            1,401            3,499
     Insurance expense                                  1,814            1,176              759              406            1,141
     Amortization of deferred
       organizational expenses                          1,855                -            1,854            1,854            1,855
     Trustee fees and expenses                          3,720            1,270            1,394              976            2,342
     Shareholder reports                               13,252            8,006            8,977            7,892            9,588
     Other expenses                                    26,749           16,730           18,772           14,987           17,677
                                                ------------------------------------------------------------------------------------
     Total expenses                                 1,020,473          362,874          375,206          283,637          637,758
                                                ------------------------------------------------------------------------------------
     Net investment income/(loss)                    (409,833)         (94,323)         (31,585)        (220,603)         (70,572)
                                                ------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss)
     on investments:
   Net realized gain/(loss) from
     investment transactions                       (4,309,158)      (2,429,419)      (2,191,817)        (120,299)      (1,123,225)
   Net realized gain/(loss) from foreign
     currency translations                                  -                -                -                -                -
   Change in unrealized net appreciation/
     depreciation on securities and foreign
     currency translations                         58,257,586       17,236,216        8,477,347        2,856,255       25,180,304
                                                ------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss)
     on investments                                53,948,428       14,806,797        6,285,530        2,735,956       24,057,079
                                                ------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets
     resulting from operations                  $  53,538,595     $ 14,712,474     $  6,253,945     $  2,515,353    $  23,986,507
                                                ------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       52

                                                                  ICON LEISURE
                                              ICON INFORMATION    AND CONSUMER        ICON        ICON TELECOMM &   ICON SHORT-TERM
                                               TECHNOLOGY FUND    STAPLES FUND    MATERIALS FUND   UTILITIES FUND  FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:

     Interest                                   $      27,505     $     16,195     $      8,968     $      9,382    $      64,650
     Dividends                                        131,187          191,463          318,648          224,550                -
     Foreign taxes withheld                                 -                -                                 -                -
                                                ------------------------------------------------------------------------------------
   Total investment income                            158,692          207,658          327,616          233,932           64,650
   Expenses:
     Advisory fees                                    981,315          340,964          190,008           83,180           17,999
     Fund accounting, custodial and
       transfer agent fees                            153,117           55,143           30,165           12,679            3,853
     Administration fees                               45,430           15,742            8,756            3,784            1,589
     Audit fees                                        17,984            6,012            3,391            1,524              626
     Registration fees                                 14,154           14,352            6,946            7,268            8,572
     Legal fees                                         6,844            2,290            1,312              603              258
     Insurance expense                                  2,328              697              541              263               81
     Amortization of deferred
       organizational expenses                          1,854            1,854            1,854            1,854            1,854
     Trustee fees and expenses                          4,593            1,532              908              426              212
     Shareholder reports                               23,836            7,824            6,026            4,301            3,895
     Other expenses                                    30,472           16,745           11,812           10,364            8,989
                                                ------------------------------------------------------------------------------------
     Total expenses                                 1,281,927          463,155          261,719          126,246           47,928
                                                ------------------------------------------------------------------------------------
     Net investment income/(loss)                  (1,123,235)        (255,497)          65,897          107,686           16,722
                                                ------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss)
     on investments:
   Net realized gain/(loss) from
     investment transactions                      (19,460,975)       1,081,922          (80,627)      (2,341,384)          (3,820)
   Net realized gain/(loss) from foreign
     currency translations                                  -                -                -                -                -
   Change in unrealized net appreciation/
     depreciation on securities and foreign
     currency translations                         59,900,835       22,154,571       11,248,226        2,339,664          (31,658)
                                                ------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss)
     on investments                                40,439,860       23,236,493       11,167,599           (1,720)         (35,478)
                                                ------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets
     resulting from operations                  $  39,316,625     $ 22,980,996     $ 11,233,496     $    105,966    $     (18,756)
                                                ------------------------------------------------------------------------------------

                                              ICON ASIA-PACIFIC  ICON N. EUROPE   ICON S. EUROPE
                                                 REGION FUND       REGION FUND      REGION FUND
--------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:

     Interest                                   $      17,653     $      5,793     $      1,994
     Dividends                                         66,847           58,571           19,621
     Foreign taxes withheld                           (10,062)          (9,260)          (2,924)
                                                --------------------------------------------------
   Total investment income                             74,438           55,104           18,691
   Expenses:
     Advisory fees                                     77,271           79,130           28,626
     Fund accounting, custodial and
       transfer agent fees                             16,221           19,043            7,155
     Administration fees                                3,425            3,517            1,253
     Audit fees                                         1,486            1,469              525
     Registration fees                                  8,251            7,524            7,625
     Legal fees                                           569              548              207
     Insurance expense                                    378              350              191
     Amortization of deferred
       organizational expenses                          1,855            1,854            1,854
     Trustee fees and expenses                            411              386              158
     Shareholder reports                                1,347            1,488              841
     Other expenses                                    11,532           15,158           15,904
                                                --------------------------------------------------
     Total expenses                                   122,746          130,467           64,339
                                                --------------------------------------------------
     Net investment income/(loss)                     (48,308)         (75,363)         (45,648)
                                                --------------------------------------------------
   Net realized and unrealized gain/(loss)
     on investments:
   Net realized gain/(loss) from
     investment transactions                       (1,367,407)        (250,828)        (416,898)
   Net realized gain/(loss) from foreign
     currency translations                             (1,709)            (848)            (255)
   Change in unrealized net appreciation/
     depreciation on securities and foreign
     currency translations                          3,216,530        2,765,520        1,132,331
                                                --------------------------------------------------
   Net realized and unrealized gain/(loss)
     on investments                                 1,847,414        2,513,844          715,178
                                                --------------------------------------------------
   Net increase/(decrease) in net assets
     resulting from operations                  $   1,799,106     $  2,438,481     $    669,530
                                                --------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ICON FUNDS      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          ICON CONSUMER                     ICON ENERGY
                                                                        DISCRETIONARY FUND                     FUND
                                                                  SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                                   MARCH 31, 2002   SEPTEMBER 30,   MARCH 31, 2002    SEPTEMBER 30,
                                                                    (UNAUDITED)         2001          (UNAUDITED)         2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income/(loss)                                       $    (409,833)   $     (75,218)   $     (94,323)   $     266,794
Net realized gain/(loss) from investment transactions                 (4,309,158)      (7,473,700)      (2,429,419)      (1,954,882)
Net realized gain/(loss) from foreign  currency translations                   -                -                -                -
Change in unrealized appreciation/depreciation on securities
  and foreign currency translations                                   58,257,586       (7,173,686)      17,236,216       (9,050,281)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations       53,538,595      (14,722,604)      14,712,474      (10,738,369)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                                                          -                -          (72,001)        (238,400)
Distributions in excess of net investment income                               -                -                -                -
Net capital gains                                                              -                -                -                -
Distributions in excess of net capital gains                                   -                -                -       (3,011,768)
                                                                   -----------------------------------------------------------------
Net decrease from dividends and distributions                                  -                -          (72,001)      (3,250,168)
                                                                   -----------------------------------------------------------------

FUND SHARE TRANSACTIONS:

Shares sold                                                           75,768,721      136,641,368       72,171,183      131,085,276
Reinvested dividends and distributions                                         -                -           67,141        3,147,882
Shares repurchased                                                   (28,608,013)     (55,737,465)     (28,928,313)    (127,593,702)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) from fund share transactions                  47,160,708       80,903,903       43,310,011        6,639,456
                                                                   -----------------------------------------------------------------
Total net increase (decrease) in net assets                          100,699,303       66,181,299       57,950,484       (7,349,081)

NET ASSETS:

Beginning of period                                                  107,075,486       40,894,187       36,944,884       44,293,965
                                                                   -----------------------------------------------------------------
End of period                                                      $ 207,774,789    $ 107,075,486    $  94,895,368    $  36,944,884
                                                                   -----------------------------------------------------------------
NET ASSETS CONSIST OF:

Paid-in capital                                                    $ 178,027,661    $ 130,866,953    $  89,048,063    $  45,738,052
Accumulated undistributed net investment income/(loss)                  (409,833)               -          (94,323)          72,001
Accumulated undistributed net realized gain/(loss) from
  investments                                                        (16,482,560)     (12,173,402)      (6,956,694)      (4,527,275)
Accumulated net realized gain/(loss) from foreign currency
  translations                                                                 -                -                -                -
Unrealized appreciation/(depreciation) on securities and
  foreign currency translations                                       46,639,521      (11,618,065)      12,898,322       (4,337,894)
                                                                   -----------------------------------------------------------------
NET ASSETS                                                         $ 207,774,789    $ 107,075,486    $  94,895,368    $  36,944,884
                                                                   -----------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:

Shares sold                                                            6,291,873       13,513,272        5,359,782        9,448,931
Reinvested dividends and distributions                                         -                -            5,401          239,383
Shares repurchased                                                    (2,351,416)      (5,990,099)      (2,220,797)      (9,773,284)
                                                                   -----------------------------------------------------------------
Net increase/(decrease)                                                3,940,457        7,523,173        3,144,386          (84,970)
                                                                   -----------------------------------------------------------------
Shares outstanding beginning of period                                11,952,596        4,429,423        3,272,639        3,357,609
                                                                   -----------------------------------------------------------------
Shares outstanding end of period                                      15,893,053       11,952,596        6,417,025        3,272,639

PURCHASE AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)

Purchase of securities                                             $  90,828,408    $ 147,062,798    $  54,988,806    $  61,347,476
Proceeds from sales of securities                                     43,690,555       66,776,406       10,126,708       59,217,149
Purchases of long-term US government securities                                -                -                -                -
Proceeds from sales of long-term US government securities                      -                -                -                -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       54

                                                                          ICON FINANCIAL                    ICON HEALTHCARE
                                                                               FUND                               FUND
                                                                  SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                                   MARCH 31, 2002   SEPTEMBER 30,   MARCH 31, 2002    SEPTEMBER 30,
                                                                    (UNAUDITED)         2001          (UNAUDITED)         2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income/(loss)                                       $     (31,585)   $     305,191    $    (220,603)   $    (351,902)
Net realized gain/(loss) from investment transactions                 (2,191,817)      25,637,924         (120,299)       4,500,500
Net realized gain/(loss) from foreign  currency translations                   -                -                -                -
Change in unrealized appreciation/depreciation on securities
  and foreign currency translations                                    8,477,347      (21,579,943)       2,856,255       (4,058,749)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations        6,253,945        4,363,172        2,515,353           89,849

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                                                          -         (767,696)               -                -
Distributions in excess of net investment income                               -                -                -                -
Net capital gains                                                     (9,102,759)      (8,480,044)      (2,124,596)      (4,153,215)
Distributions in excess of net capital gains                                   -                -                -                -
                                                                   -----------------------------------------------------------------
Net decrease from dividends and distributions                         (9,102,759)      (9,247,740)      (2,124,596)      (4,153,215)
                                                                   -----------------------------------------------------------------
FUND SHARE TRANSACTIONS:

Shares sold                                                           28,856,748      131,676,472       29,010,360       64,748,278
Reinvested dividends and distributions                                 8,842,462        9,225,881        2,048,942        4,141,696
Shares repurchased                                                   (29,115,670)    (182,103,265)     (38,386,611)     (80,246,392)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) from fund share transactions                   8,583,540      (41,200,912)      (7,327,309)     (11,356,418)
                                                                   -----------------------------------------------------------------
Total net increase (decrease) in net assets                            5,734,726      (46,085,480)      (6,936,552)     (15,419,784)

NET ASSETS:

Beginning of period                                                   54,318,306      100,403,786       33,645,864       49,065,648
                                                                   -----------------------------------------------------------------
End of period                                                      $  60,053,032    $  54,318,306    $  26,709,312    $  33,645,864
                                                                   -----------------------------------------------------------------

NET ASSETS CONSIST OF:

Paid-in capital                                                    $  57,296,959    $  48,713,419    $  22,827,337    $  30,154,646
Accumulated undistributed net investment income/(loss)                   (31,585)               -         (220,603)               -
Accumulated undistributed net realized gain/(loss) from
  investments                                                         (2,163,373)       9,131,203         (583,781)       1,661,114
Accumulated net realized gain/(loss) from foreign currency
  translations                                                                 -                -                -                -
Unrealized appreciation/(depreciation) on securities and
  foreign currency translations                                        4,951,031       (3,526,316)       4,686,359        1,830,104
                                                                   -----------------------------------------------------------------
NET ASSETS                                                         $  60,053,032    $  54,318,306    $  26,709,312    $  33,645,864
                                                                   -----------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:

Shares sold                                                            2,362,816       10,338,241        2,554,731        5,393,943
Reinvested dividends and distributions                                   837,354          759,957          183,268          356,123
Shares repurchased                                                    (2,384,919)     (14,777,411)      (3,365,478)      (6,955,385)
                                                                   -----------------------------------------------------------------
Net increase/(decrease)                                                  815,251       (3,679,213)        (627,479)      (1,205,319)
                                                                   -----------------------------------------------------------------
Shares outstanding beginning of period                                 4,510,721        8,189,934        2,907,467        4,112,786
                                                                   -----------------------------------------------------------------
Shares outstanding end of period                                       5,325,972        4,510,721        2,279,988        2,907,467

PURCHASE AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)

Purchase of securities                                             $  21,858,980    $ 102,075,028    $  20,862,113     $ 51,641,572
Proceeds from sales of securities                                     20,981,992      152,141,592       28,456,731       67,279,583
Purchases of long-term US government securities                                -                -                -                -
Proceeds from sales of long-term US government securities                      -                -                -                -

                                                                           ICON INDUSTRIALS                 ICON INFORMATION
                                                                                 FUND                        TECHNOLOGY FUND
                                                                  SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                                   MARCH 31, 2002   SEPTEMBER 30,   MARCH 31, 2002    SEPTEMBER 30,
                                                                    (UNAUDITED)         2001          (UNAUDITED)         2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income/(loss)                                       $     (70,572)   $     (88,680)   $  (1,123,235)   $    (903,472)
Net realized gain/(loss) from investment transactions                 (1,123,225)      (2,629,789)     (19,460,975)      (4,410,657)
Net realized gain/(loss) from foreign  currency translations                   -                -                -                -
Change in unrealized appreciation/depreciation on securities
  and foreign currency translations                                   25,180,304       (5,826,231)      59,900,835      (48,273,407)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations       23,986,507       (8,544,700)      39,316,625      (53,587,536)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                                                          -                -                -                -
Distributions in excess of net investment income                               -          (73,506)               -                -
Net capital gains                                                              -                -                -      (11,155,134)
Distributions in excess of net capital gains                                   -                -                -       (4,392,027)
                                                                   -----------------------------------------------------------------
Net decrease from dividends and distributions                                  -          (73,506)               -      (15,547,161)
                                                                   -----------------------------------------------------------------
FUND SHARE TRANSACTIONS:

Shares sold                                                           52,004,258       69,517,614      216,004,314      211,471,559
Reinvested dividends and distributions                                         -           73,500                -       15,213,136
Shares repurchased                                                   (31,170,105)      (6,715,589)    (132,645,377)     (85,387,620)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) from fund share transactions                  20,834,153       62,875,525       83,358,937      141,297,075
                                                                   -----------------------------------------------------------------
Total net increase (decrease) in net assets                           44,820,660       54,257,319      122,675,562       72,162,378

NET ASSETS:

Beginning of period                                                   76,325,404       22,068,085      118,851,286       46,688,908
                                                                   -----------------------------------------------------------------
End of period                                                      $ 121,146,064    $  76,325,404    $ 241,526,848    $ 118,851,286
                                                                   -----------------------------------------------------------------
NET ASSETS CONSIST OF:

Paid-in capital                                                    $ 107,954,649    $  87,120,496    $ 251,866,912    $ 168,507,975
Accumulated undistributed net investment income/(loss)                   (70,572)               -       (1,123,235)               -
Accumulated undistributed net realized gain/(loss) from
  investments                                                         (6,136,188)      (5,012,963)     (23,871,633)      (4,410,658)
Accumulated net realized gain/(loss) from foreign currency
  translations                                                                 -                -                -                -
Unrealized appreciation/(depreciation) on securities and
  foreign currency translations                                       19,398,175       (5,782,129)      14,654,804      (45,246,031)
                                                                   -----------------------------------------------------------------
NET ASSETS                                                         $ 121,146,064    $  76,325,404    $ 241,526,848    $ 118,851,286
                                                                   -----------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:

Shares sold                                                            5,080,298        7,191,698       21,498,729       17,904,139
Reinvested dividends and distributions                                         -            7,779                -        1,347,487
Shares repurchased                                                    (3,026,879)        (705,414)     (13,329,599)      (6,131,055)
                                                                   -----------------------------------------------------------------
Net increase/(decrease)                                                2,053,419        6,494,063        8,169,130       13,120,571
                                                                   -----------------------------------------------------------------
Shares outstanding beginning of period                                 8,927,741        2,433,678       15,230,264        2,109,693
                                                                   -----------------------------------------------------------------
Shares outstanding end of period                                      10,981,160        8,927,741       23,399,394       15,230,264

PURCHASE AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)

Purchase of securities                                             $  31,220,802    $  98,021,852    $ 172,706,371    $ 199,107,525
Proceeds from sales of securities                                      9,866,909       38,710,182       99,143,822       67,593,380
Purchases of long-term US government securities                                -                -                -                -
Proceeds from sales of long-term US government securities                      -                -                -                -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       55

                                                                      ICON LEISURE & CONSUMER                ICON MATERIALS
                                                                             STAPLES FUND                         FUND
                                                                 SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                                  MARCH 31, 2002    SEPTEMBER 30,   MARCH 31, 2002    SEPTEMBER 30,
                                                                    (UNAUDITED)         2001          (UNAUDITED)         2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income/(loss)                                       $    (255,497)   $    (206,277)   $      65,897    $      98,481
Net realized gain/(loss) from investment transactions                  1,081,922        2,432,006          (80,627)      (1,475,088)
Net realized gain/(loss) from foreign currency translations                    -                -                -                -
Changes in unrealized net appreciation (depreciation) on
  securities and foreign currency translations                        22,154,571         (542,837)      11,248,226         (138,210)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations       22,980,996        1,682,892       11,233,496       (1,514,817)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                                                          -                -         (142,573)        (127,754)
Distributions in excess of net investment income                               -          (40,402)               -                -
Net capital gains                                                              -                -                -                -
Distributions in excess of net capital gains                                   -         (147,904)               -                -
                                                                   -----------------------------------------------------------------
Net decrease from dividends and distributions                                  -         (188,306)        (142,573)        (127,754)
                                                                   -----------------------------------------------------------------

FUND SHARE TRANSACTIONS:

Shares sold                                                           64,321,334       78,368,144       23,216,164       30,377,048
Reinvested dividends and distributions                                         -          188,294          142,060          127,267
Shares repurchased                                                   (15,637,616)     (46,654,223)      (9,538,930)     (17,824,201)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) from fund share transactions                  48,683,718       31,902,215       13,819,294       12,680,114
                                                                   -----------------------------------------------------------------
Total net increase (decrease) in net assets                           71,664,714       33,396,801       24,910,217       11,037,543

NET ASSETS:

Beginning of period                                                   41,162,148        7,765,347       29,199,600       18,162,057
                                                                   -----------------------------------------------------------------
End of period                                                      $ 112,826,862    $  41,162,148    $  54,109,817    $  29,199,600
                                                                   -----------------------------------------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                                    $  91,451,289    $  42,767,571    $  58,849,362    $  45,030,068
Accumulated undistributed net investment income/(loss)                  (255,497)               -           (5,287)          71,389
Accumulated undistributed net realized gain/(loss) from
  investments                                                            107,071         (974,851)     (15,185,765)     (15,105,138)
Accumulated net realized gain/(loss) from foreign currency
  translations                                                                 -                -                -                -
Unrealized appreciation/(depreciation) on securities and foreign
  currency translations                                               21,523,999         (630,572)      10,451,507         (796,719)
                                                                   -----------------------------------------------------------------
NET ASSETS                                                         $ 112,826,862    $  41,162,148    $  54,109,817    $  29,199,600
                                                                   -----------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:

Shares sold                                                            5,210,925        8,378,908        3,333,031        5,173,483
Reinvested dividends and distributions                                         -           20,782           21,822           22,056
Shares repurchased                                                    (1,277,144)      (4,869,239)      (1,343,993)      (2,874,051)
                                                                   -----------------------------------------------------------------
Net increase/(decrease)                                                3,933,781        3,530,451        2,010,860         2,321,488
                                                                   -----------------------------------------------------------------
Shares outstanding beginning of period                                 4,370,690          840,239        5,120,799        2,799,311
                                                                   -----------------------------------------------------------------
Shares outstanding end of period                                       8,304,471        4,370,690        7,131,659        5,120,799

PURCHASE AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)

Purchase of securities                                             $  60,036,854    $  85,083,284    $  25,207,598    $  32,892,462
Proceeds from sales of securities                                     11,588,632       55,100,243       10,356,856       21,093,540
Purchases of long-term US government securities                                -                -                -                -
Proceeds from sales of long-term US government securities                      -                -                -                -

                                                                         ICON TELECOMM &
                                                                          UTILITIES FUND
                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                  MARCH 31, 2002    SEPTEMBER 30,
                                                                    (UNAUDITED)         2001
--------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income/(loss)                                       $     107,686    $     166,028
Net realized gain/(loss) from investment transactions                 (2,341,384)        (994,778)
Net realized gain/(loss) from foreign currency translations                    -                -
Changes in unrealized net appreciation (depreciation) on
  securities and foreign currency translations                         2,339,664       (2,217,047)
                                                                   -------------------------------
Net increase/(decrease) in net assets resulting from operations          105,966       (3,045,797)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                                                   (166,008)        (175,525)
Distributions in excess of net investment income                               -                -
Net capital gains                                                              -                -
Distributions in excess of net capital gains                                   -         (621,559)
                                                                   -------------------------------
Net decrease from dividends and distributions                           (166,008)        (797,084)
                                                                   -------------------------------

FUND SHARE TRANSACTIONS:

Shares sold                                                            6,910,565       15,544,443
Reinvested dividends and distributions                                   165,833          795,507
Shares repurchased                                                    (5,554,076)      (4,578,832)
                                                                   -------------------------------
Net increase/(decrease) from fund share transactions                   1,522,322       11,761,118
                                                                   -------------------------------
Total net increase (decrease) in net assets                            1,462,280        7,918,237

NET ASSETS:

Beginning of period                                                   16,537,280        8,619,043
                                                                   -------------------------------
End of period                                                      $  17,999,560    $  16,537,280
                                                                   -------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                                    $  20,290,850    $  18,768,528
Accumulated undistributed net investment income/(loss)                   107,686          166,008
Accumulated undistributed net realized gain/(loss) from
  investments                                                         (3,344,279)      (1,002,895)
Accumulated net realized gain/(loss) from foreign currency
  translations                                                                 -                -
Unrealized appreciation/(depreciation) on securities and foreign
  currency translations                                                  945,303       (1,394,361)
                                                                   -------------------------------
NET ASSETS                                                         $  17,999,560    $  16,537,280
                                                                   -------------------------------
TRANSACTIONS IN FUND SHARES:

Shares sold                                                            1,125,668        2,149,739
Reinvested dividends and distributions                                    27,141          105,505
Shares repurchased                                                      (889,532)        (644,022)
                                                                   -------------------------------
Net increase/(decrease)                                                  263,277        1,611,222
                                                                   -------------------------------
Shares outstanding beginning of period                                 2,671,313        1,060,091
                                                                   -------------------------------
Shares outstanding end of period                                       2,934,590        2,671,313

PURCHASE AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)

Purchase of securities                                             $  18,425,054    $  16,720,467
Proceeds from sales of securities                                     17,068,465        5,839,526
Purchases of long-term US government securities                                -                -
Proceeds from sales of long-term US government securities                      -                -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       56

                                                                          ICON SHORT-TERM                   ICON ASIA-PACIFIC
                                                                         FIXED INCOME FUND                     REGION FUND
                                                                  SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                                   MARCH 31, 2002   SEPTEMBER 30,   MARCH 31, 2002    SEPTEMBER 30,
                                                                     (UNAUDITED)        2001          (UNAUDITED)         2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income/(loss)                                        $      16,722   $     178,899    $    (48,308)    $     143,449
Net realized gain/(loss) from investment transactions                      (3,820)          1,406      (1,367,407)       (1,324,479)
Net realized gain/(loss) from foreign currency translations                     -               -          (1,709)          (43,022)
Changes in unrealized net appreciation (depreciation) on
  securities and foreign currency translations                            (31,658)          8,236       3,216,530        (4,285,839)
                                                                    ----------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations           (18,756)        188,541       1,799,106        (5,509,891)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                                                     (27,231)       (178,899)        (39,502)                -
Distributions in excess of net investment income                                -               -               -                 -
Net capital gains                                                               -               -               -                 -
Distributions in excess of net capital gains                                    -               -               -                 -
                                                                    ----------------------------------------------------------------
Net decrease from dividends and distributions                             (27,231)       (178,899)        (39,502)                -
                                                                    ----------------------------------------------------------------

FUND SHARE TRANSACTIONS:

Shares sold                                                           140,461,449      85,744,641     226,781,295       262,166,957
Reinvested dividends and distributions                                     44,643         131,544          39,097                 -
Shares repurchased                                                   (157,561,241)    (70,933,439)   (237,533,175)     (262,693,355)
                                                                    ----------------------------------------------------------------
Net increase/(decrease) from fund share transactions                  (17,055,149)     14,942,746     (10,712,783)         (526,398)
                                                                    ----------------------------------------------------------------
Total net increase (decrease) in net assets                           (17,101,136)     14,952,388      (8,953,179)       (6,036,289)

NET ASSETS:

Beginning of period                                                    20,338,097       5,385,709      19,673,790        25,710,079
                                                                    ----------------------------------------------------------------
End of period                                                       $   3,236,961   $  20,338,097    $ 10,720,611     $  19,673,790
                                                                    ----------------------------------------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                                     $   3,271,150   $  20,326,299    $ 20,122,114     $  30,834,897
Accumulated undistributed net investment income/(loss)                       (117)         10,392        (430,563)         (342,753)
Accumulated undistributed net realized gain/(loss) from
  investments                                                              (2,414)          1,406      (9,542,702)       (8,175,295)
Accumulated net realized gain/(loss) from foreign currency
  translations                                                                  -               -        (714,311)         (712,602)
Unrealized appreciation/(depreciation) on securities and foreign
  currency translations                                                   (31,658)              -       1,286,073        (1,930,457)
                                                                    ----------------------------------------------------------------
NET ASSETS                                                          $   3,236,961   $  20,338,097    $ 10,720,611     $  19,673,790
                                                                    ----------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:

Shares sold                                                            15,429,619       9,375,818      33,833,282        29,516,872
Reinvested dividends and distributions                                      4,891          14,383           5,801                 -
Shares repurchased                                                    (17,301,979)     (7,754,472)    (35,104,861)      (29,135,647)
                                                                    ----------------------------------------------------------------
Net increase/(decrease)                                                (1,867,469)      1,635,729      (1,265,778)          381,225
                                                                    ----------------------------------------------------------------
Shares outstanding beginning of period                                  2,225,151         589,422       2,889,357         2,508,132
                                                                    ----------------------------------------------------------------
Shares outstanding end of period                                          357,682       2,225,151       1,623,579         2,889,357

PURCHASE AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)

Purchase of securities                                              $           -   $           -    $  1,257,758     $   7,631,810
Proceeds from sales of securities                                               -               -       3,837,182        15,334,612
Purchases of long-term US government securities                                 -               -               -                 -
Proceeds from sales of long-term US government securities               2,500,562       1,999,916               -                 -

                                                                         ICON N. EUROPE                       ICON S. EUROPE
                                                                           REGION FUND                          REGION FUND
                                                                 SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                                  MARCH 31, 2002    SEPTEMBER 30,    MARCH 31, 2002    SEPTEMBER 30,
                                                                    (UNAUDITED)         2001          (UNAUDITED)          2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income/(loss)                                       $     (75,363)   $     176,608    $    (45,648)    $      43,840
Net realized gain/(loss) from investment transactions                   (250,828)       1,004,432        (416,898)         (751,691)
Net realized gain/(loss) from foreign
   currency translations                                                    (848)        (109,602)           (255)          (82,476)
Changes in unrealized net appreciation (depreciation) on
   securities and foreign currency translations                        2,765,520       (5,802,484)      1,132,331          (992,188)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                                           2,438,481       (4,731,046)        669,530        (1,782,515)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                                                   (101,335)            (115)        (13,920)                -
Distributions in excess of net investment income                               -                -               -                 -
Net capital gains                                                              -       (1,577,283)              -                 -
Distributions in excess of net capital gains                                   -         (701,314)              -                 -
                                                                   -----------------------------------------------------------------
Net decrease from dividends and distributions                           (101,335)      (2,278,712)        (13,920)                -
                                                                   -----------------------------------------------------------------
FUND SHARE TRANSACTIONS:

Shares sold                                                          183,110,296      135,791,259      12,672,562        30,662,637
Reinvested dividends and distributions                                   100,688        2,275,767          13,904                 -
Shares repurchased                                                  (185,681,182)    (150,177,033)    (14,936,558)      (28,043,127)
                                                                   -----------------------------------------------------------------
Net increase/(decrease) from fund share transactions                  (2,470,198)     (12,110,007)     (2,250,092)        2,619,510
                                                                   -----------------------------------------------------------------
Total net increase (decrease) in net assets                             (133,052)     (19,119,765)     (1,594,482)          836,995

NET ASSETS:

Beginning of period                                                   14,195,714       33,315,479       7,396,870         6,559,875
                                                                   -----------------------------------------------------------------
End of period                                                      $  14,062,662    $  14,195,714    $  5,802,388     $   7,396,870
                                                                   -----------------------------------------------------------------
NET ASSETS CONSIST OF:

Paid in capital                                                    $  14,606,819    $  17,077,017    $  8,171,598     $  10,421,690
Accumulated undistributed net investment
   income/(loss)                                                         (53,473)         123,225         (39,677)           19,891
Accumulated undistributed net realized
   gain/(loss) from investments                                         (311,136)         (60,308)     (2,250,633)       (1,833,735)
Accumulated net realized gain/(loss) from
   foreign currency translations                                        (676,483)        (675,635)       (219,221)         (218,966)
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations                          496,935       (2,268,585)        140,321          (992,010)
                                                                   -----------------------------------------------------------------
NET ASSETS                                                         $  14,062,662    $  14,195,714    $  5,802,388     $   7,396,870
                                                                   -----------------------------------------------------------------

Shares sold                                                           24,453,913       14,313,917       1,538,360         3,321,415
Reinvested dividends and distributions                                    13,231          231,513           1,655                 -
Shares repurchased                                                   (24,619,888)     (15,410,614)     (1,804,671)       (3,058,982)
                                                                   -----------------------------------------------------------------
Net increase/(decrease)                                                 (152,744)        (865,184)       (264,656)          262,433
                                                                   -----------------------------------------------------------------
Shares outstanding beginning of period                                 1,960,781        2,825,965         909,454           647,021
                                                                   -----------------------------------------------------------------
Shares outstanding end of period                                       1,808,037        1,960,781         644,798           909,454

PURCHASE AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)

Purchase of securities                                             $   3,975,626    $   6,489,952    $    484,852     $   6,449,411
Proceeds from sales of securities                                      4,067,334       16,730,237         999,791         5,504,933
Purchases of long-term US government securities                                -                -               -                 -
Proceeds from sales of long-term US government securities                      -                -               -                 -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ICON FUNDS     FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED

                                                                                  ICON  CONSUMER
                                                                                DISCRETIONARY FUND
                                       SIX MONTHS ENDED
                                           MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                             2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                          (UNAUDITED)        2001           2000           1999           1998          1997(b)
Net asset value, beginning of period     $      8.96     $     9.23     $     9.67     $     7.87     $    10.96     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.03)         (0.01)         (0.02)             -          (0.01)         (0.01)

Net gains (losses) on securities
   (both realized and unrealized)               4.14          (0.26)         (0.42)          2.04          (3.08)          0.97
                                         -------------------------------------------------------------------------------------------
Total from investment operations                4.11          (0.27)         (0.44)          2.04          (3.09)          0.96
Less dividends and distributions:
   Dividends (from net investment
     income)                                       -              -              -              -              -              -

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                        -              -              -              -              -              -

   Distributions in excess of net
     realized gains                                -              -              -          (0.24)             -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                                -              -              -          (0.24)             -              -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $     13.07     $     8.96     $     9.23     $     9.67     $     7.87     $    10.96
                                         -------------------------------------------------------------------------------------------
Total return                                   45.87%         (2.93%)        (4.55%)        25.78%        (28.26%)         9.60%

Net assets, end of period
   (in thousands)                        $   207,775     $  107,075     $   40,894     $   54,351     $   49,003     $   20,916

Average net assets for the period
   (in thousands)                            156,187         78,281         46,246         58,294         39,883         19,876

Ratio of expenses to average
   net assets*                                  1.31%          1.37%          1.35%          1.35%          1.37%          1.89%

Ratio of net investment income (loss)
   to average net assets*                      (0.53%)        (0.10%)        (0.27%)        (0.46%)        (0.36%)        (0.67%)
Portfolio turnover rate                        28.35%         88.20%         88.44%         27.83%         72.42%          0.00%

*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
x   CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS
(a) FOR THE PERIOD MAY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
    1997
(b) FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
    1997
(c) FOR THE PERIOD NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998
(d) FOR THE PERIOD JULY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
    1997
(e) FOR THE PERIOD FEBRUARY 24, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(f) FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
    1997
(g) FOR THE PERIOD FEBRUARY 19, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(h) FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
    1997
(i) FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
    1997
(j) FOR THE PERIOD FEBRUARY 7, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(k) FOR THE PERIOD FEBRUARY 25, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(l) FOR THE PERIOD FEBRUARY 18, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(m) FOR THE PERIOD FEBRUARY 20, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997

                                                                               ICON ENERGY
                                                                                  FUND
                                       SIX MONTHS ENDED                                                            SIX MONTHS ENDED
                                           MARCH 31,     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       MARCH 31,
                                             2002       SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,       2002
                                         (UNAUDITED)        2001           2000           1999          1998(c)      (UNAUDITED)
Net asset value, beginning of period     $     11.29     $    13.19     $     7.98     $     6.35     $    10.00     $    12.04

Income from investment operations:
   Net investment income (loss)x               (0.02)          0.07           0.04           0.01           0.06          (0.01)

Net gains (losses) on securities
   (both realized and unrealized)               3.54          (0.76)          5.17           1.69          (3.71)          1.36
                                         -------------------------------------------------------------------------------------------
Total from investment operations                3.52          (0.69)          5.21           1.70          (3.65)          1.35

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.02)         (0.09)             -          (0.05)             -              -

   Distributions in excess of net
     investment income                             -              -              -          (0.02)             -              -

   Distributions (from net realized
     gains)                                        -              -              -              -              -          (2.11)

   Distributions in excess of net
     realized gains                                -          (1.12)             -              -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                            (0.02)         (1.21)             -          (0.07)             -          (2.11)
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $     14.79     $    11.29     $    13.19     $     7.98     $     6.35     $    11.28
                                         -------------------------------------------------------------------------------------------
Total return                                   31.20%         (6.53%)        65.29%         27.28%        (36.50%)        12.44%

Net assets, end of period
   (in thousands)                        $    94,895     $   36,945     $   44,294     $   19,230     $   12,335     $   60,053

Average net assets for the period
   (in thousands)                             52,930         49,195         29,564         13,801         21,128         54,743

Ratio of expenses to average
   net assets*                                  1.37%          1.39%          1.36%          1.45%          1.20%          1.37%

Ratio of net investment income (loss)
   to average net assets*                      (0.36%)         0.54%          0.43%         (0.26%)         0.51%         (0.12%)
Portfolio turnover rate                        18.98%        134.77%        123.70%         34.41%        112.62%         38.99%

                                                                       ICON FINANCIAL
                                                                           FUND
                                         YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                        SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                            2001            2000           1999           1998          1997(d)
Net asset value, beginning of period     $     12.26     $     8.99     $     9.37     $    10.51     $    10.00

Income from investment operations:
   Net investment income (loss)x                0.06           0.11           0.02           0.04           0.01

Net gains (losses) on securities
   (both realized and unrealized)               1.13           3.28           1.05          (1.14)          0.50
                                         ---------------------------------------------------------------------------
Total from investment operations                1.19           3.39           1.07          (1.10)          0.51

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.12)             -          (0.04)         (0.01)             -

   Distributions in excess of net
     investment income                             -              -          (0.02)             -              -

   Distributions (from net realized
     gains)                                    (1.29)         (0.12)         (1.39)         (0.03)             -

   Distributions in excess of net
     realized gains                                -              -              -              -              -
                                         ---------------------------------------------------------------------------
Total distributions                            (1.41)         (0.12)         (1.45)         (0.04)             -
                                         ---------------------------------------------------------------------------
Net asset value, end of period           $     12.04     $    12.26     $     8.99     $     9.37     $    10.51
                                         ---------------------------------------------------------------------------
Total return                                    9.57%         38.14%         10.05%        (10.46%)         5.10%

Net assets, end of period
   (in thousands)                        $    54,318     $  100,404     $    5,483     $   17,211     $   32,237

Average net assets for the period
   (in thousands)                             59,425         43,690         10,415         28,304         29,803

Ratio of expenses to average
   net assets*                                  1.41%          1.33%          1.58%          1.33%          1.70%

Ratio of net investment income (loss)
   to average net assets*                       0.51%          1.14%          0.09%          0.35%          0.12%
Portfolio turnover rate                       174.41%         28.99%         53.29%         87.68%          0.00%

                                       59

                                                                                 ICON HEALTHCARE
                                                                                      FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998          1997(e)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $     11.57     $    11.93     $     7.98     $    11.39     $    11.78     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.06)         (0.10)         (0.08)             -           0.02          (0.04)

Net gains (losses) on securities
   (both realized and unrealized)               0.81           0.51           4.34          (0.25)          0.35           1.82
                                         -------------------------------------------------------------------------------------------
Total from investment operations                0.75           0.41           4.26          (0.25)          0.37           1.78

Less dividends and distributions:
   Dividends (from net investment
     income)                                       -              -              -              -              -              -

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                    (0.61)         (0.77)         (0.31)         (3.16)         (0.76)             -

   Distributions in excess of net
     realized gains                                -              -              -              -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                            (0.61)         (0.77)         (0.31)         (3.16)         (0.76)             -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $     11.71     $    11.57     $    11.93     $     7.98     $    11.39     $    11.78
                                         -------------------------------------------------------------------------------------------
Total return                                    6.77%          3.39%        55.35%          (5.34%)         3.77%         17.80%

Net assets, end of period
   (in thousands)                        $    26,709     $   33,646     $   49,066     $   24,550     $   31,153     $   77,307

Average net assets for the period
   (in thousands)                             40,652         35,981         38,688         29,272         56,620         59,164

Ratio of expenses to average
   net assets*                                  1.40%          1.45%          1.38%          1.40%          1.24%          1.45%

Ratio of net investment income (loss)
   to average net assets*                      (1.09%)        (0.98%)        (0.74%)        (0.83%)        (0.13%)        (0.80%)
Portfolio turnover rate                        57.64%        145.08%        115.05%         85.99%         52.16%         71.81%

*  ANNUALIZED FOR PERIODS LESS THAN A YEAR
x  CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS
(a)-(m) LEGENDS ARE AT BOTTOM OF PAGE 58

                                                                              ICON INDUSTRIALS
                                                                                   FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998          1997(i)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      8.55     $     9.07     $    10.31     $     9.45     $    12.40     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.01)         (0.02)          0.03           0.01           0.01              -

Net gains (losses) on securities
   (both realized and unrealized)               2.49          (0.48)         (0.47)          1.63          (2.71)          2.40
                                         -------------------------------------------------------------------------------------------
Total from investment operations                2.48          (0.50)         (0.44)          1.64          (2.70)          2.40

Less dividends and distributions:
   Dividends (from net investment
     income)                                       -              -              -          (0.02)         (0.01)             -

   Distributions in excess of net
     investment income                             -          (0.02)             -              -              -              -

   Distributions (from net realized
     gains)                                        -              -          (0.80)         (0.76)         (0.24)             -

   Distributions in excess of net
     realized gains                                -              -              -              -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                                -          (0.02)         (0.80)         (0.78)         (0.25)             -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $     11.03     $     8.55     $     9.07     $    10.31     $     9.45     $    12.40
                                         -------------------------------------------------------------------------------------------
Total return                                   29.01%         (5.55%)        (4.32%)        16.89%        (22.08%)        24.00%

Net assets, end of period
   (in thousands)                        $   121,146     $   76,325     $   22,068     $   21,004     $   11,318     $   22,531

Average net assets for the period
   (in thousands)                             97,255         55,928         21,220         24,387         17,975         19,459

Ratio of expenses to average
   net assets*                                  1.32%          1.38%          1.38%          1.41%          1.41%          1.61%

Ratio of net investment income (loss)
   to average net assets*                      (0.15%)        (0.16%)         0.34%          0.10%          0.08%         (0.04%)
Portfolio turnover rate                        10.51%         72.65%         72.90%         47.97%         10.62%         15.97%

                                                                                ICON INFORMATION
                                                                                TECHNOLOGY FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998         1997(g)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      7.80     $    22.13     $    19.00     $     9.20     $    12.96     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.06)         (0.10)         (0.05)             -          (0.06)         (0.05)

Net gains (losses) on securities
   (both realized and unrealized)               2.58          (4.03)          9.62          10.58          (3.31)          3.01
                                         -------------------------------------------------------------------------------------------
Total from investment operations                2.52          (4.13)          9.57          10.58          (3.37)          2.96

Less dividends and distributions:
   Dividends (from net investment
     income)                                       -              -              -              -              -              -

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                        -          (7.32)         (6.44)         (0.78)         (0.39)             -

   Distributions in excess of net
     realized gains                                -          (2.88)             -              -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                                -         (10.20)         (6.44)         (0.78)         (0.39)             -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $     10.32     $     7.80     $    22.13     $    19.00     $     9.20     $    12.96
                                         -------------------------------------------------------------------------------------------
Total return                                   32.31%        (32.90%)        59.24%        119.53%        (26.17%)       (29.60%)

Net assets, end of period
   (in thousands)                        $   241,527     $  118,851     $   46,689     $   55,126     $   60,494     $   41,849

Average net assets for the period
   (in thousands)                            196,802         99,875         56,279         66,977         73,057         29,766

Ratio of expenses to average
   net assets*                                  1.31%          1.37%          1.35%          1.37%          1.31%          1.47%

Ratio of net investment income (loss)
   to average net assets*                      (1.14%)        (0.90%)        (0.23%)        (1.06%)        (0.99%)       (88.00%)
Portfolio turnover rate                        52.69%         70.32%        137.69%         31.75%         31.68%         44.57

                                       61

                                                                                  ICON LEISURE
                                                                           AND CONSUMER STAPLES FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999          1998          1997(f)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      9.42     $     9.24     $    12.05     $    11.79     $    11.35     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.04)         (0.05)          0.01           0.10           0.02          (0.01)

Net gains (losses) on securities
   (both realized and unrealized)               4.21           0.26           0.25           1.61           0.45           1.36
                                         -------------------------------------------------------------------------------------------
Total from investment operations                4.17           0.21           0.26           1.71           0.47           1.35

Less dividends and distributions:
   Dividends (from net investment
     income)                                       -              -              -          (0.24)             -              -

   Distributions in excess of net
     investment income                             -          (0.01)             -          (0.03)             -              -

   Distributions (from net realized
     gains)                                        -              -          (1.85)         (1.18)         (0.03)             -

   Distributions in excess of net
     realized gains                                -          (0.02)         (1.22)             -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                                -          (0.03)         (3.07)         (1.45)         (0.03)             -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $     13.59     $     9.42     $     9.24     $    12.05     $    11.79     $    11.35
                                         -------------------------------------------------------------------------------------------
Total return                                   44.27%          2.26%          5.27%         14.76%          4.18%         13.50%

Net assets, end of period
   (in thousands)                        $   112,827     $   41,162     $    7,765     $   31,559     $   54,426     $   66,608

Average net assets for the period
   (in thousands)                             68,380         41,086         18,029         40,054         74,443         45,444

Ratio of expenses to average
   net assets*                                  1.36%          1.40%          1.51%          1.38%          1.30%          1.48%

Ratio of net investment income (loss)
   to average net assets*                      (0.75%)        (0.50%)         0.13%         (0.12%)         0.07%         (0.36%)
Portfolio turnover rate                        16.98%        148.23%         24.50%         49.22%         34.17%          2.52%

*  ANNUALIZED FOR PERIODS LESS THAN A YEAR
x  CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS
(a)-(m) LEGENDS ARE AT BOTTOM OF PAGE 58

                                                                                  ICON
                                                                             MATERIALS FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998         1997(a)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      5.70     $     6.49     $     7.31     $     6.58     $    10.90     $    10.00

Income from investment operations:
   Net investment income (loss)x                0.01           0.02           0.03           0.02           0.02          (0.01)

Net gains (losses) on securities
   (both realized and unrealized)               1.91          (0.74)         (0.85)          0.74          (4.08)          0.91
                                         -------------------------------------------------------------------------------------------
Total from investment operations                1.92          (0.72)         (0.82)          0.76          (4.06)          0.90

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.03)         (0.07)             -          (0.03)             -              -

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                        -              -              -              -          (0.26)             -

   Distributions in excess of net
     realized gains                            (0.03)         (0.07)             -          (0.03)         (0.26)             -
                                         -------------------------------------------------------------------------------------------
Total distributions                                -              -              -              -              -              -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      7.59     $     5.70     $     6.49     $     7.31     $     6.58     $    10.90
                                         -------------------------------------------------------------------------------------------
Total return                                   33.70%        (11.07%)       (11.22%)        11.65%        (37.45%)         9.00%

Net assets, end of period
   (in thousands)                        $    54,110     $   29,200     $   18,162     $   26,373     $   17,318     $   50,251

Average net assets for the period
   (in thousands)                             38,106         24,544         23,620         17,145         27,117          45,001

Ratio of expenses to average
   net assets*                                  1.38%          1.47%          1.41%          1.45%          1.33%          1.45%

Ratio of net investment income (loss)
   to average net assets*                       0.35%          0.40%          0.42%          0.16%          0.08%         (0.24%)
Portfolio turnover rate                        27.71%         91.28%         91.76%        118.29%        106.70%         32.35%

                                       63

                                                                          ICON TELECOMM & UTILITIES
                                                                                   FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998         1997(h)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      6.19     $     8.13     $    10.04     $    14.17     $    10.63     $    10.00

Income from investment operations:
   Net investment income (loss)x                0.04           0.09           0.20           0.83           0.31           0.06

Net gains (losses) on securities
   (both realized and unrealized)              (0.04)         (1.52)          0.99           1.18           3.28           0.57
                                         -------------------------------------------------------------------------------------------
Total from investment operations                   -          (1.43)          1.19           2.01           3.59           0.63

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.06)         (0.11)         (0.16)         (1.02)         (0.04)             -

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                        -              -          (2.94)         (5.12)         (0.01)             -

   Distributions in excess of net
     realized gains                                -          (0.40)             -              -              -              -

Total distributions                            (0.06)         (0.51)         (3.10)         (6.14)         (0.05)             -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      6.13     $     6.19     $     8.13     $    10.04     $    14.17     $    10.63
                                         -------------------------------------------------------------------------------------------
Total return                                   (0.03%)       (18.74%)        14.99%         15.25%         33.88%          6.30%

Net assets, end of period
   (in thousands)                        $    18,000     $   16,537     $    8,619     $    7,129     $   23,749     $   20,422

Average net assets for the period
   (in thousands)                             16,682         13,554          7,231          9,825         36,698         19,230

Ratio of expenses to average
   net assets*                                  1.52%          1.54%          1.53%          1.59%          1.34%          1.91%

Ratio of net investment income (loss)
   to average net assets*                       1.29%          1.22%          2.43%          1.84%          2.12%          1.62%
Portfolio turnover rate                       108.15%         46.10%         41.86%         18.85%        155.72%          2.55%

# INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTES. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.84% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%.
& INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTES. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.48% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.00%.
*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
x   CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS
(a)-(m) LEGENDS ARE AT BOTTOM OF PAGE 58

                                                                                    ICON
                                                                         SHORT-TERM FIXED INCOME FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998         1997(j)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      9.14     $     9.14     $     9.15     $     9.79     $    10.03     $    10.00

Income from investment operations:
   Net investment income (loss)x                0.02           0.26           0.39           0.43           0.76           0.47

Net gains (losses) on securities
   (both realized and unrealized)              (0.08)          0.02           0.02          (0.12)         (0.14)          0.03
                                         -------------------------------------------------------------------------------------------
Total from investment operations               (0.06)          0.28           0.41           0.31           0.62           0.50

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.03)         (0.28)         (0.39)         (0.65)         (0.53)         (0.47)

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                        -              -          (0.03)         (0.30)         (0.33)             -

   Distributions in excess of net
     realized gains                                -              -              -              -              -              -

Total distributions                            (0.03)         (0.28)         (0.42)         (0.95)         (0.86)         (0.47)
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      9.05     $     9.14     $     9.14     $     9.15     $     9.79     $    10.03
                                         -------------------------------------------------------------------------------------------
Total return                                   (0.53%)         3.15%          4.45%          3.54%          6.55%          3.18%

Net assets, end of period
   (in thousands)                        $     3,237     $   20,338     $    5,386     $    5,111     $    5,350     $   81,382

Average net assets for the period
   (in thousands)                              6,883          6,276          5,367          4,658         17,542        128,897

Ratio of expenses to average
   net assets*                                  1.40%          1.52%          1.52%          1.06%&         0.11%#         1.10%

Ratio of net investment income (loss)
   to average net assets*                       0.49%          2.85%          4.16%          4.42%&         5.66%#         4.66%
Portfolio turnover rate                         0.00%          0.00%         53.26%         53.22%        163.75%        297.62%

                                       65

                                                                                  ICON ASIA-PACFIC
                                                                                    REGION FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998         1997(k)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      6.81     $    10.25     $    10.87     $     6.09     $     9.94     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.02)          0.07           0.03          (0.01)         (0.04)         (0.01)

Net gains (losses) on securities
   (both realized and unrealized)              (0.16)         (3.51)         (0.65)          4.79          (3.81)         (0.05)
                                         -------------------------------------------------------------------------------------------
Total from investment operations               (0.18)         (3.44)         (0.62)          4.78          (3.85)         (0.06)

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.03)             -              -              -              -              -

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                        -              -              -              -              -              -

   Distributions in excess of net
     realized gains                                -              -              -              -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                            (0.03)             -              -              -              -              -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      6.60     $     6.81     $    10.25     $    10.87     $     6.09     $     9.94
                                         -------------------------------------------------------------------------------------------
Total return                                   (2.74%)       (33.56%)        (5.70%)        78.49%        (38.73%)        (0.60%)

Net assets, end of period
   (in thousands)                        $    10,721     $   19,684     $   25,710     $   33,564     $   26,730     $   58,279

Average net assets for the period
   (in thousands)                             15,497         18,749         32,629         29,191         45,361         45,191

Ratio of expenses to average
   net assets*                                  1.59%          1.70%          1.53%          1.59%          1.65%          1.66%

Ratio of net investment income (loss)
   to average net assets*                      (0.63%)         0.75%          0.24%         (0.57%)        (0.45%)        (0.23%)

Portfolio turnover rate                        13.23%         55.58%        101.88%         62.82%         69.57%          0.00%

# INCLUDES REIMBURSEMENT FROM ADMINISTRATOR FOR FEES AND EXPENSES. IF THESE FEES AND EXPENSES HAD NOT BEEN REIMBURSED, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.10% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.80%).
*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
x   CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS
(a)-(m) LEGENDS ARE AT BOTTOM OF PAGE 58

                                                                                 ICON N. EUROPE
                                                                                   REGION FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998         1997(l)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      7.24     $    11.79     $    11.74     $    11.63     $    11.06     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.04)          0.09           0.04          (0.05)        (0.02)           0.07

Net gains (losses) on securities
   (both realized and unrealized)               0.65          (3.31)          1.21           1.51           0.79           0.99
                                         -------------------------------------------------------------------------------------------
Total from investment operations                0.61          (3.22)          1.25           1.46           0.77           1.06

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.07)             -              -          (0.17)         (0.06)             -

   Distributions in excess of net
     investment income                             -              -              -              -              -              -

   Distributions (from net realized
     gains)                                        -          (0.92)         (1.20)         (1.18)         (0.14)             -

   Distributions in excess of net
     realized gains                                -          (0.41)             -              -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                            (0.07)         (1.33)         (1.20)         (1.35)         (0.20)             -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      7.78     $     7.24     $    11.79     $    11.74     $    11.63     $    11.06
                                         -------------------------------------------------------------------------------------------
Total return                                    8.42%        (30.29%)        10.43%         12.78%          7.00%         10.60%

Net assets, end of period
   (in thousands)                        $    14,063     $   14,196     $   33,315     $   23,971     $   39,726     $   49,947

Average net assets for the period
   (in thousands)                             15,869         18,204         29,412         30,993         49,406         36,212

Ratio of expenses to average
   net assets*                                  1.65%          1.65%          1.52%          1.59%          1.54%          1.66%

Ratio of net investment income (loss)
   to average net assets*                      (0.95%)         0.97%          0.30%          0.25%         (0.41%)         1.34%

Portfolio turnover rate                        33.27%         41.67%         34.24%         50.36%         57.84%         13.89%

                                                                              ICON S. EUROPE
                                                                                REGION FUND
                                         SIX MONTHS
                                            ENDED
                                          MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            2002        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         (UNAUDITED)        2001           2000           1999           1998         1997(m)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      8.13     $    10.14     $    10.12     $    11.87     $    11.90     $    10.00

Income from investment operations:
   Net investment income (loss)x               (0.07)          0.05           0.02           0.02          (0.23)          0.10

Net gains (losses) on securities
   (both realized and unrealized)               0.96          (2.06)             -           1.06           0.93           1.80
                                         -------------------------------------------------------------------------------------------
Total from investment operations                0.89          (2.01)          0.02           1.08           0.70           1.90

Less dividends and distributions:
   Dividends (from net investment
     income)                                   (0.02)             -              -              -          (0.07)             -

   Distributions in excess of net
     investment income                             -              -              -          (0.03)             -              -

   Distributions (from net realized
     gains)                                        -              -              -          (2.80)         (0.66)             -

   Distributions in excess of net
     realized gains                                -              -              -              -              -              -
                                         -------------------------------------------------------------------------------------------
Total distributions                            (0.02)             -              -          (2.83)         (0.73)             -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      9.00     $     8.13     $    10.14     $    10.12     $    11.87     $    11.90
                                         -------------------------------------------------------------------------------------------
Total return                                   10.97%        (19.82%)         0.20%          6.41%          6.11%         19.00%

Net assets, end of period
   (in thousands)                        $     5,802     $    7,397     $    6,560     $    5,298     $    9,452     $   21,088

Average net assets for the period
   (in thousands)                              5,741          7,935          7,109          8,107         20,263         15,055

Ratio of expenses to average
   net assets*                                  2.25%          1.96%          1.80%          1.81%          1.56%(#)       1.69%

Ratio of net investment income (loss)
   to average net assets*                      (1.59%)         0.55%          0.18%         (0.53%)        (0.26%)         1.92%

Portfolio turnover rate                         9.29%         84.49%         62.17%         70.65%        113.55%          7.29%

ICON FUNDS      NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

The ICON Materials Fund ("Materials Fund"), ICON Consumer Discretionary Fund ("Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Telecommunication & Utilities Fund ("Telecomm & Utilities Fund"), ICON Industrials Fund ("Industrials Fund"), (collectively, the "Domestic Funds"), and ICON North Europe Region Fund ("N. Europe Region Fund"), ICON South Europe Region Fund ("S. Europe Region Fund") and ICON Asia-Pacific Region Fund ("Asia Pacific Region Fund") (collectively, the "International Funds") and ICON Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). There is one other active fund within the Trust. That fund is covered by a separate prospectus and annual report. Each Fund is an open-end, non-diversified management investment company. At March 31, 2002, the Trust has 15 funds of which 14 are currently in operation. Thirteen of the Funds invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund that invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day the Exchange is open. The Funds' securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking, its last bid price. The market value of individual securities held by the Funds are determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities with remaining maturities of sixty days or less or a demand feature for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS.

The International Funds may enter into short term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Any realized gain or loss is included in the Statements of Operations.

Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

EXPENSES.

Expenses, which cannot be directly attributed to a Fund, are apportioned between all Funds based upon relative net assets.

DEFERRED ORGANIZATIONAL COSTS.

Organizational costs are being amortized over five years by the Funds. The amortization started once the Funds had assets and began investment operations.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in the market.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

INVESTMENT ADVISORY FEES

DOMESTIC AND INTERNATIONAL FUNDS

As the Funds' investment adviser, Meridian Investment Management Corporation ("MIMCO") receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.

SHORT-TERM FIXED INCOME FUND

As the Fund's investment adviser, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

US Bancorp NA (US Bancorp) and US Bancorp Mutual Fund Services, LLC provide domestic custodial services, transfer agent services and fund accounting for the Funds. The Trust pays a fee at an annual rate of 0.1575% on the Trust's first $500 million of average daily net assets, 0.1375% on the next $500 million of average daily net assets, and 0.08% on the balance of average daily net assets for these services. The Trust also pay for various out-of-pocket costs incurred by US Bancorp that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds, US Bancorp has entered into an agreement with JP Morgan Chase Co. ("Chase") to provide international custodial services. The International Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with MIMCO. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

RELATED PARTIES

Certain officers and directors of MIMCO are also officers and trustees of the Funds.

3. FEDERAL INCOME TAX

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net-operating losses, capital loss carryforwards and deemed distributions on redemptions.

Differences identified in the period ended September 30, 2001, have been reclassified among the components of net assets as follows:

                      UNDISTRIBUTED   UNDISTRIBUTED
                     NET INVESTMENT   NET REALIZED    PAID IN
                         INCOME     GAINS AND LOSSES  CAPITAL
                    -------------------------------------------
Materials Fund               477                -        (477)
Consumer
  Discretionary Fund      75,218                -     (75,218)
Energy Fund                    -                -           -
Financial Fund           (35,801)      (9,743,578)  9,779,379
Healthcare Fund          351,902       (1,917,659)  1,565,757
Leisure and Consumer
  Staples Fund           206,366         (208,291)        (75)
Information
  Technology Fund        903,472              (26)   (903,446)
Telecomm & Utilities
  Fund                         -                -           -
Industrials Fund          88,563                -     (88,563)
Short Term Fixed
  Income Fund                276           (1,523)      1,247
Asia Region Fund        (194,278)         291,012     (96,734)
N. Europe Region Fund     34,106          (34,631)        525
S. Europe Region Fund      5,721           29,669     (35,390)

Net capital loss carryovers expire in 2007 and 2008. To the extent capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes, the net capital loss carryovers and post October loss deferrals as of March 31, 2002, are as follows:

FUND                               FEDERAL TAX      UNREALIZED     UNREALIZED    NET APPRECIATION    NET CAPITAL    POST OCTOBER
                                      COST         APPRECIATION  (DEPRECIATION)   (DEPRECIATION)   LOSS CARRYOVERS  LOSS DEFERRAL
------------------------------------------------------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund   $160,498,670    $47,431,359    $   (791,838)    $ 46,639,521     $12,173,401     $          -
ICON Energy Fund                   $ 76,229,958    $14,201,138    $ (1,308,816)    $ 12,892,322     $         -     $  4,527,275
ICON Financial Fund                $ 54,962,584    $ 5,857,799    $   (906,768)    $  4,951,031     $         -     $          -
ICON Healthcare Fund               $ 21,915,480    $ 5,458,161    $   (771,802)    $  4,686,359     $         -     $          -
ICON Industrials Fund              $101,288,429    $20,589,939    $ (1,191,764)    $ 19,398,175     $ 2,861,965     $  2,091,156
ICON Information Technology Fund   $219,523,975    $26,344,800    $(11,689,996)    $ 14,654,804     $ 1,161,283     $  3,241,448
ICON Leisure and Consumer
  Staples Fund                     $ 90,618,194    $21,972,333    $   (448,334)    $ 21,523,999     $   722,372     $    234,254
ICON Materials Fund                $ 43,435,799    $10,630,448    $   (178,946)    $ 10,451,507     $15,130,571     $          -
ICON Telecommunication &
  Utilities Fund                   $ 16,876,278    $ 1,141,324    $   (196,021)    $    945,303     $   103,449     $    899,445
ICON Short Term Fixed Income Fund  $  7,325,495    $         -    $    (31,658)    $    (31,658)    $         -     $          -
ICON Asia-Pacific Region Fund      $  7,788,111    $ 1,537,136    $   (251,107)    $  1,286,029     $ 7,485,699     $  1,334,495
ICON North Europe Region Fund      $ 12,903,424    $ 1,213,295    $   (716,168)    $    497,127     $         -     $    568,439
ICON South Europe Region Fund      $  5,591,372    $   387,715    $   (243,212)    $    144,503     $ 1,245,858     $    765,229

4. CHANGE IN ACCOUNTING ESTIMATE

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997, which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998, the net estimated overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided the benefit.

During the year ended September 30, 1999 as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539 which was paid to shareholders in the year ended September 30, 2000. This was accounted for as a change in accounting estimate.

                [ICON FUNDS LOGO]

                FOR MORE INFORMATION ON THE ICON FUNDS,
                CONTACT US AT:

                Toll-Free:    (800) 764-0442
                Facsimile:    (303) 790-8246
                5299 DTC Boulevard, Suite 1200
                Greenwood Village, Colorado 80111

                DISTRIBUTED BY MERIDIAN CLEARING CORP., MEMBER NASD

                (C) 2002 ICON Funds 5/29/02

This report is for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Please call 1-800-764-0442 or visit www.iconfunds.com for a prospectus, which contains more complete information, including charges, and expenses. Please read the prospectus carefully before you invest or send money.